Posting Supplement No. 34 dated November 15, 2008 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 354798

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
354798	$8,000	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 354798. Member loan 354798 was requested on November 8, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Self employed	Debt-to-income ratio:	21.72%
Length of employment:	2 years	Location:	Myrtle Beach, SC

Home town:	Billerica
Current & past employers:	Self employed, Town of Billerica
Education:	University of New Hampshire-Main Campus (UNH)

This borrower member posted the following loan description, which has not been verified:

My husband and I own a fantastic neighborhood tavern in Conway, SC filled with loyal regulars that are more like family to us. This loan will help us pay off some existing debt and bills. We appreciate this opportunity to ask for funds from this areana and thank you for your consideration of our needs.

A credit bureau reported the following information about this borrower member on August 23, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$73,150.00	Public Records On File:	0
Revolving Line Utilization:	72.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 360414

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
360414	$16,000	11.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 360414. Member loan 360414 was requested on November 4, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	Commonwealth of Kentucky	Debt-to-income ratio:	15.31%
Length of employment:	5 years 6 months	Location:	LOUISA, KY

Home town:	Louisa
Current & past employers:	Commonwealth of Kentucky
Education:	Morehead State University

This borrower member posted the following loan description, which has not been verified:

Before my full time employment and while in college I had accumulated around 10,000. After working for five years and realizing I was making no progress in paying off the cards just by making my monthly payments I decided to consolidate. I borrowed 15,000 and took the 5,000 to finish paying off my truck. One year after consolidating I realize that I have yet made another mistake as my APR is 21%. I have called to attempt to lower my rate as I have never missed a payment and most months pay more than due. I would rather have a little higher payment with a lower interest rate and have this paid off in 36 months versus keeping the high rate and paying $371 for the next 50 or so odd months. Thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on November 4, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,604.00	Public Records On File:	0
Revolving Line Utilization:	43.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 360989

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
360989	$15,000	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 360989. Member loan 360989 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Suffolk County DPW	Debt-to-income ratio:	14.19%
Length of employment:	36 years	Location:	MASTIC BEACH, NY

Home town:	Long Island
Current & past employers:	Suffolk County DPW
Education:	SUNY Stonybrook

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to consolidate some high interest loans, so that I may have more funds to put away in savings at the end of the month. I am an excellent candidate for this loan because I always uphold my financial obligations, I always pay my bills on time. I'm a responsible, hard working person, I have a very stable recession-proof career, I have worked for the Government for almost 18 years. I can assure you that I will have no problem whatsoever paying back this loan. Thank you for your bid. :)

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	76
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 361098

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
361098	$8,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 361098. Member loan 361098 was requested on November 3, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Cottage Health Systems	Debt-to-income ratio:	8.64%
Length of employment:	8 years	Location:	CARPINTERIA, CA

Home town:	Santa Barbara
Current & past employers:	Cottage Health Systems, Four Seasons Resort
Education:	Santa Barbara City College

This borrower member posted the following loan description, which has not been verified:

To pay off some small debts, making some minor repairs and small purchases.

A credit bureau reported the following information about this borrower member on November 3, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	22
Revolving Credit Balance:	$3,754.00	Public Records On File:	0
Revolving Line Utilization:	50.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 361198

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
361198	$8,500	16.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 361198. Member loan 361198 was requested on November 3, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Lipman Hearne	Debt-to-income ratio:	14.68%
Length of employment:	10 years	Location:	CHICAGO, IL

Home town:	Chicago
Current & past employers:	Lipman Hearne
Education:	Roosevelt University, Clark Atlanta University

This borrower member posted the following loan description, which has not been verified:

I had to take out a private loan a year and a half ago to pay off my last semester of college. Because my I didn't have established credit at the time, I was only eligible for a signature loan through bank with a really high interest rate. I've been paying on the loan since I graduated, but I feel like I'm paying more interest than anything. I would like to take out a loan with a lower interest rate, so that I can pay off the balance a little faster.

A credit bureau reported the following information about this borrower member on November 3, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1977	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	14
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 361356

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
361356	$25,000	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 361356. Member loan 361356 was requested on November 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,167 / month
Current employer:	Self Employed	Debt-to-income ratio:	13.86%
Length of employment:	3 years 3 months	Location:	Hockessin, DE

Home town:	Hockessin
Current & past employers:	Self Employed
Education:	REC Kurukshetra, India

This borrower member posted the following loan description, which has not been verified:

Our granite and marble import and distribution company is looking for a business loan to cash in on opportinities the high conversion rate of the US Dollar presents currently. The company has been in operating since 2005 and our YTD revenues in 2008 are close to $1.5 million. We have a large customer base and long term agreements with overseas suppliers. The economic turbulence has helped propel US Dollar to historic highs and we are in a position to obtain excellent raw material at 20-25% lower cost that will help maximise the profits for the next year. Company / owner has never been late on any payments and has good credit ratings.

A credit bureau reported the following information about this borrower member on November 2, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,055.00	Public Records On File:	0
Revolving Line Utilization:	20.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 361391

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
361391	$12,000	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 361391. Member loan 361391 was requested on November 7, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,250 / month
Current employer:	goldhead Insitute	Debt-to-income ratio:	0.86%
Length of employment:	3 months	Location:	CAMBRIDGE, MA

Home town:	Stanford
Current & past employers:	goldhead Insitute, Stanford University, WhiteHead Insitute for Biomedical research
Education:	Stanford University, MIT (Massachusetts Institute of Technology)

This borrower member posted the following loan description, which has not been verified:

My wife is planning to get a degree in nursing and we would like to finance the eduction from this loan.

A credit bureau reported the following information about this borrower member on November 7, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	24
Revolving Credit Balance:	$1,706.00	Public Records On File:	0
Revolving Line Utilization:	15.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 361393

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
361393	$9,450	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 361393. Member loan 361393 was requested on November 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Mitchell, Silberberg & Knupp	Debt-to-income ratio:	14.33%
Length of employment:	1 year 8 months	Location:	Los Angeles, CA

Home town:	Santa Monica
Current & past employers:	Mitchell, Silberberg & Knupp, Morrison & Foerster
Education:	CUNY Hunter College

This borrower member posted the following loan description, which has not been verified:

For the tax years 2004 and 2006, I have an ugly little debt to the IRS which is disturbingly overdue. My sole proprietorship is now closed, and I have returned to a secure job in the industry and specialty in which I have been steadily employed for nearly twenty years. This loan will be used to pay the IRS a lump sum which I will be comfortably able to repay to my lender(s). Thank you.

A credit bureau reported the following information about this borrower member on November 2, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,823.00	Public Records On File:	0
Revolving Line Utilization:	79.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 361404

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
361404	$16,000	15.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 361404. Member loan 361404 was requested on November 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,850 / month
Current employer:	SunTrust Banks	Debt-to-income ratio:	11.48%
Length of employment:	2 years 4 months	Location:	Duluth, GA

Home town:	Virgin Islands
Current & past employers:	SunTrust Banks, Wachovia Bank
Education:	SUNY College of Technology at Alfred

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my high interest credit cards and personal debt and consolidate into to one payment. Providian $3400 monthly pymt $ 90 Orchard $1400 monthly pymt $ 50 Home Depot$ $2500 monthly pymt $60 American Exp $1300 monthly pymt$25 SunTrust $8500 monthly pymt $130 Citifinancial $3500 monthly pymt $184 The Suntrust debt is fairly new, I took out an employee loan to assist my son with his business and my FICO score has dropped. This loan will enable my score to go up and allow me one payment instead of 6 payments.

A credit bureau reported the following information about this borrower member on November 2, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,052.00	Public Records On File:	0
Revolving Line Utilization:	88.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 361495

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
361495	$9,000	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 361495. Member loan 361495 was requested on November 3, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,208 / month
Current employer:	Diamond Nexus Labs	Debt-to-income ratio:	17.86%
Length of employment:	1 year	Location:	Milwaukee, WI

Home town:	Milwaukee
Current & past employers:	Diamond Nexus Labs, eFunds Corp, Fidelity National Information Services, Top Floor Technology
Education:	Ottawa University-Milwaukee, Techskills.com

This borrower member posted the following loan description, which has not been verified:

Hi. I currently have a car loan at 8.9% that I have only 9,000 left to pay on. I want to consolidate that and another 2,500 mini loan I have into one with a decent interest rate. I figure I could save myself $121 per month and pay this off in 3 years. Thanks for helping a responsible college grad with a good paying job. Jonathan

A credit bureau reported the following information about this borrower member on November 3, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 361530

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
361530	$10,000	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 361530. Member loan 361530 was requested on November 5, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,342 / month
Current employer:	weathersfield school	Debt-to-income ratio:	22.53%
Length of employment:	12 years	Location:	NORTH SPRINGFIELD, VT

Home town:	windsor
Current & past employers:	weathersfield school, grand union
Education:	nathaniel hawthorne college, johnson state coolege

This borrower member posted the following loan description, which has not been verified:

I have a combination of things I wish to do with this loan. Some have to do with prepping my land to build on it and some have to do with course work and some is for debt consolidation

A credit bureau reported the following information about this borrower member on November 5, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	38	Months Since Last Delinquency:	7
Revolving Credit Balance:	$408.00	Public Records On File:	0
Revolving Line Utilization:	2.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 361645

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
361645	$25,000	15.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 361645. Member loan 361645 was requested on November 4, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,000 / month
Current employer:	n/a	Debt-to-income ratio:	11.74%
Length of employment:	n/a	Location:	Mclean, VA

Home town:	Mumbai
Current & past employers:	Federal Home Loan Mortgage Corporation (Freddie Mac), Advanced Technology Systems Corporation
Education:	Virginia Polytechnic Institute and State University (Virginia Tech)

This borrower member posted the following loan description, which has not been verified:

Dear Lending Club Lender(s), I would like to thank you very much for taking the time out to read my Small Business Loan request and making it a viable option in your investing portfolio. My family has been in the retail industry since 1975. We sell low-cost, high-profit margin items such as basic work clothing, evening-wear, resort-wear, and cruise-wear. Additionally, we sell silver, amber, larimar, and other low-cost jewelry. Our profit margins are generally greater than 15% based on the cost of goods sold. I also have a full-time job as a senior technology consultant for a prestigious consulting firm and make over $80,000 annually with a minimum 7% bonus. I also have 3 investment properties with LTV ratios well below 80% and I have a positive net cash flow of $600/month. My gross rental income is $3120/month with grade A tenants. Our business has well-established, long-standing relationships with local banks. Currently, we are comparing our options between peer-to-peer lenders and local banks. Due to the tight credit market, the fees, interest rates, and points are a bit too high at local banks. The loan would be used to finance the purchase of inventory and will more than likely be paid off early. Therefore, we thought lending club might be a better fit. With that in mind, below is a breakdown of our income statement from FY' 07: Revenue:....... $627,300.00 COGS:............ $(319,923.00) ------------------------------------ Gross Margin:..$307,377.00 ------------------------------------ Rent:.............. $(65,400.00) Salary:........... $(96,000.00) Utilities:..........$(29,100.00) Insurance:..... $(48,000.00) ----------------------------------- Total Exp:...... $(238,500.00) ------------------------------------ Op. Income:....$68,877.00 ------------------------------------ Taxes:............ $(13,775.40) ------------------------------------ Net Income $55,101.60 ----------------------------------- Proft Margin 17%

A credit bureau reported the following information about this borrower member on November 4, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,794.00	Public Records On File:	0
Revolving Line Utilization:	57.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 361648

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
361648	$25,000	17.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 361648. Member loan 361648 was requested on November 4, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Selman & Company	Debt-to-income ratio:	12.99%
Length of employment:	10 years 2 months	Location:	Leroy Township, OH

Home town:
Current & past employers:	Selman & Company
Education:	Kent State University-Kent Campus

This borrower member posted the following loan description, which has not been verified:

My wife and I recently built a home as an owner/builder construction loan. The amount of money from the bank did not cover our total costs to build so we had to use our credit cards. My wife and I are both employed fulltime, she as a teacher, and myself as an IT manager. Prior to the construction, we only had a mortgage and a college loan. Our vehicles were paid in full, we had money in the bank and we funded our 401k(s). We are trying to pay off each card, one at a time, but the interest rates on some are 25 percent. We would like to pay off our high interest rate cards and combine them into one structured payment. We would close or have the card limits reduced once they are paid. We have recently tried to transfer balances to other low interest cards, so I believe this may have cause our credit score to lower a bit. We have more than $2,000 each month to pay toward this debt, but the interest on some of the cards consumes almost half. My wife and I both have a bachelor degree from a State University and are responsible with our finances. Having been denied for a loan is so discouraging when we have worked so hard. Thank you, Bryan

A credit bureau reported the following information about this borrower member on November 4, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	4
Revolving Credit Balance:	$35,251.00	Public Records On File:	0
Revolving Line Utilization:	83.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 361723

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
361723	$8,300	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 361723. Member loan 361723 was requested on November 8, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	n/a	Debt-to-income ratio:	15.50%
Length of employment:	3 years 6 months	Location:	Plain, WI

Home town:	Missoula
Current & past employers:
Education:	Wellesley College

This borrower member posted the following loan description, which has not been verified:

Hi there, My husband and I would like to pay off the credit card debt we accrued when getting married and settling into a home together. Our hope is to eliminate one of our two cards and keep one card for emergencies. Thank you, Mrs. Phillips

A credit bureau reported the following information about this borrower member on November 4, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	76
Revolving Credit Balance:	$22,164.00	Public Records On File:	0
Revolving Line Utilization:	96.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 361781

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
361781	$8,750	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 361781. Member loan 361781 was requested on November 4, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,218 / month
Current employer:	VISIONSCAPES INC	Debt-to-income ratio:	20.12%
Length of employment:	7 years 1 month	Location:	Conyers, GA

Home town:
Current & past employers:	VISIONSCAPES INC
Education:

This borrower member posted the following loan description, which has not been verified:

I have 2 Bank of America Visa Cards, one of which is inactive as I had it closed due to constant interest rate increases. I have kept one card active as I feared closing it would further hurt my credit. I would like to have one payment but more importantly I would like a lower rate than I currently have.

A credit bureau reported the following information about this borrower member on November 4, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,965.00	Public Records On File:	0
Revolving Line Utilization:	52.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 361794

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
361794	$25,000	13.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 361794. Member loan 361794 was requested on November 4, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Imperastaff	Debt-to-income ratio:	19.76%
Length of employment:	2 years	Location:	Missouri City, TX

Home town:	Gainesville
Current & past employers:	Imperastaff, Philip Services Corporation
Education:	University of Houston-Victoria

This borrower member posted the following loan description, which has not been verified:

A couple credit card companies have raised their rates to 30%, which is making it difficult for me to keep up. I'll use this loan to pay off the balances on those accounts. I'll have no trouble paying a loan with a fixed, reasonable rate.

A credit bureau reported the following information about this borrower member on November 4, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	6
Revolving Credit Balance:	$41,077.00	Public Records On File:	0
Revolving Line Utilization:	60.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 361829

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
361829	$6,400	12.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 361829. Member loan 361829 was requested on November 4, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Pitts Painting	Debt-to-income ratio:	17.47%
Length of employment:	32 years	Location:	TAMPA, FL

Home town:	pensacola
Current & past employers:	Pitts Painting
Education:

This borrower member posted the following loan description, which has not been verified:

Need a loan for business purposes. I am moving my business in other directions and need help getting started. This business is prospering. All money coming in is on a 30 day net so I just need a little extra to pay bills until it starts coming through. Thanks

A credit bureau reported the following information about this borrower member on November 4, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1970	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,138.00	Public Records On File:	0
Revolving Line Utilization:	71.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 361849

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
361849	$8,400	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 361849. Member loan 361849 was requested on November 4, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,250 / month
Current employer:	Gremesco of FL	Debt-to-income ratio:	11.88%
Length of employment:	4 years	Location:	WEST PALM BEACH, FL

Home town:	West Palm Beach
Current & past employers:	Gremesco of FL, Gresham & Associates, AA Riteway Insurance Agency
Education:	Broward Community College, Union Institute & University

This borrower member posted the following loan description, which has not been verified:

Need to go back to school for something completely different than what I do now (Insurance Broker)- Environmental Studies, looking to get my BA. Student Loans are too high and I don't qualify for governmental help

A credit bureau reported the following information about this borrower member on November 4, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,216.00	Public Records On File:	0
Revolving Line Utilization:	73.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 361859

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
361859	$10,000	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 361859. Member loan 361859 was requested on November 4, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Destineer Studios	Debt-to-income ratio:	4.43%
Length of employment:	3 months	Location:	Timonium, MD

Home town:	West Palm Beach
Current & past employers:	Destineer Studios, Firaxis Games, Raven Software
Education:

This borrower member posted the following loan description, which has not been verified:

My Wife and I just recently got married and in doing so spent a significant amount of our funds in preparations and the honeymoon. Well soon thereafter, I received an amazing offer for my dream job! So now we're looking into moving across the country (expenses paid by the company) and have found a perfect house which happens to be in pre-foreclosure at a price WELL below neighborhood comps (provided by our realestate agent and country records). This could mean instant equity for us! With my new salary we will easily be able to afford the mortgage but we just spent all that money that we now need to purchase this home. So the situation we're in is that we are fully pre-qualified, have the money for closing, but need some additional money to put down, otherwise we can't secure the loan! I have a great credit score, always make my payments and am well within my capacity to afford this home and this loan. I'm a responsible spender that keeps a budget with a good history of paying off his loans. I have no car payment and we sold our old house (for a loss) a few months back. My Wife and I are expecting our first child in 7 months and we both dread the thought of not having a nursery ready in a place we can settle and raise our child at. Please help make our dream come true!

A credit bureau reported the following information about this borrower member on November 4, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,175.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 361874

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
361874	$9,975	13.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 361874. Member loan 361874 was requested on November 4, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,585 / month
Current employer:	Loyola University Chicago	Debt-to-income ratio:	4.15%
Length of employment:	4 years 3 months	Location:	Evanston, IL

Home town:	Aiken
Current & past employers:	Loyola University Chicago
Education:	Lander University, University of South Carolina-Columbia (USC)

This borrower member posted the following loan description, which has not been verified:

Who isn't looking to make life easier? I know I am, and this would definitely do that! My wife and I want to put our credit cards into one monthly payment. This will help us to end our debt in 3 years, or less! This is important to us because we want to buy a Bed and Breakfast, and this is one of the steps in our plan...reduce debt, while saving. Help us stop wasting money with Discover, WaMu, and Home Depot by paying separate interest rates. Thank you.

A credit bureau reported the following information about this borrower member on November 4, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	39
Revolving Credit Balance:	$11,574.00	Public Records On File:	0
Revolving Line Utilization:	75.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 361916

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
361916	$4,800	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 361916. Member loan 361916 was requested on November 5, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	KOIKE ARONSON INC	Debt-to-income ratio:	17.81%
Length of employment:	58 years	Location:	DELEVAN, NY

Home town:	Yorkshire
Current & past employers:	KOIKE ARONSON INC
Education:

This borrower member posted the following loan description, which has not been verified:

6000 FOR THREE YEARS

A credit bureau reported the following information about this borrower member on November 5, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$71,386.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 361945

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
361945	$15,000	13.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 361945. Member loan 361945 was requested on November 4, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	Companion Hospice/Home Health	Debt-to-income ratio:	5.38%
Length of employment:	4 years 10 months	Location:	Moreno Valley, CA

Home town:	nigeria
Current & past employers:	Companion Hospice/Home Health, Manorcare HCR
Education:	El Camino College Compton Center

This borrower member posted the following loan description, which has not been verified:

To use part of the money to pay off and close exiting loans and to fix bathroom and kitchen

A credit bureau reported the following information about this borrower member on November 4, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	76
Revolving Credit Balance:	$12,945.00	Public Records On File:	1
Revolving Line Utilization:	76.60%	Months Since Last Record:	18
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 362055

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362055	$24,000	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362055. Member loan 362055 was requested on November 6, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	Fletcher Allen Healthcare	Debt-to-income ratio:	15.83%
Length of employment:	6 years 6 months	Location:	ISLE LAMOTTE, VT

Home town:	Montpelier
Current & past employers:	Fletcher Allen Healthcare
Education:	South University

This borrower member posted the following loan description, which has not been verified:

I will use this loan to consolidate debt (car, credit cards) and to pay for costs of my BSN. I am an oncology nurse and have been working at the same hospital for 7 years and my goal for 2009 is to live credit card free and finish my bachelors degree. This loan will help me do that alittle quicker.

A credit bureau reported the following information about this borrower member on November 6, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	40	Months Since Last Delinquency:	10
Revolving Credit Balance:	$11,306.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 362099

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362099	$25,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362099. Member loan 362099 was requested on November 5, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	TalentPlanet	Debt-to-income ratio:	13.43%
Length of employment:	9 years 6 months	Location:	Muir Beach, CA

Home town:	Blytheville
Current & past employers:	TalentPlanet
Education:	University of California-Berkeley (Cal UC Berkeley)

This borrower member posted the following loan description, which has not been verified:

Repay part of a loan that I took from my IRA account.

A credit bureau reported the following information about this borrower member on November 5, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1983	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	9
Revolving Credit Balance:	$84,005.00	Public Records On File:	0
Revolving Line Utilization:	63.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 362106

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362106	$6,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362106. Member loan 362106 was requested on November 5, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Eastover Investments	Debt-to-income ratio:	24.15%
Length of employment:	1 year 3 months	Location:	Brandon, MS

Home town:	Jackson
Current & past employers:	Eastover Investments, Siemens Energy & Automation
Education:	Purdue University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am the managing director for Eastover Investments, located in Jackson, MS. Eastover owns/develops multiple real estate properties such as hotels, retail/commercial buildings, golf complexes & commericial sites for development use. Eastover currently owns & manages $8 million in property assets. We are pursuing this loan as a means to extend our business into an Assisted Living development on one of our undeveloped sites. The $6,000 loan will be used to perform an initial market study on the site (which will be completed by Maxfield Research Inc). The market study will be used to determine the following: ? Analysis of the 55+ population and households by 5-year age group; ? Analysis of household incomes of the 55; ? Analysis of household tenure (owner, renter); ? Analysis of home values in the Jackson, Mississippi area and the ability of households age 55 and over to sell their homes within a reasonable period of time and for what value; ? Completion of an inventory of competitive senior housing products in the draw area; ? Information on any pending senior developments that may have an impact on new senior housing products that would be developed; ? Calculations of demand for various senior housing products; ? Preliminary conclusions based on the findings. If the initial market study reveals sufficient potential demand for additional senior products, then our next step would be to conduct a more in-depth Full Market Feasibility Study (which would require another loan of nearly $7,500 & would also be conducted by Maxfield Research). This is our first time to use LendingClub, but we have been very interested in exploring its potential for our business uses for quite some time. We feel that this is a great opportunity for us because of the low-risk small-loan that we are requesting. We are also highly confident that we will be able to properly pay back this loan on time. Thank you for you consideration, Nirav Patel Managing Director Eastover Investments

A credit bureau reported the following information about this borrower member on November 5, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,478.00	Public Records On File:	0
Revolving Line Utilization:	10.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362107

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362107	$21,000	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362107. Member loan 362107 was requested on November 5, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	n/a	Debt-to-income ratio:	14.38%
Length of employment:	6 years	Location:	Andover, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I misread the promotional date on a credit card and the APR jumped to about 20%. I would like to pay that off at a lower rate, and also consolidate a loan. I have never been late on a credit card or loan payment.

A credit bureau reported the following information about this borrower member on November 5, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	17
Revolving Credit Balance:	$8,886.00	Public Records On File:	0
Revolving Line Utilization:	17.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362148

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362148	$10,000	9.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362148. Member loan 362148 was requested on November 5, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Pathfinder Systems	Debt-to-income ratio:	9.62%
Length of employment:	4 years 11 months	Location:	kansas city, MO

Home town:	Des Plaines
Current & past employers:	Pathfinder Systems, Breakthrough to Literacy
Education:	Park University

This borrower member posted the following loan description, which has not been verified:

I would like a loan to consolidate my credit card debt into one easy payment. I bought a fixer-upper a few years ago and it needed a lot of TLC. I financed much of it with credit cards and my savings. So at this point in my life I would like to consolidate my debt and start to build up savings again so that I can purchase a new car in a year. I have a solid credit history, am in good health, and passionate about my career. I work at a stable mfg company as an engineering assistant. I love my work and my employer considers me an asset to the company. I have never defaulted on a loan and I do have a plan to pay off this loan as quickly as possible. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on November 5, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,917.00	Public Records On File:	0
Revolving Line Utilization:	33.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362152

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362152	$16,000	13.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362152. Member loan 362152 was requested on November 5, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	progressive insurance	Debt-to-income ratio:	6.11%
Length of employment:	5 months	Location:	aurora, OH

Home town:	hyderabad
Current & past employers:	progressive insurance, key bank
Education:	Wayne State University

This borrower member posted the following loan description, which has not been verified:

I am an senior programmer anaylst seeking to consolidate my entire credit card debt into one single payment. I am honest, hard working individual and willing to pay the loan back before the 36 month period. If any one is willing please give a call 216-854-1068 to further discuss my situation. Thanks

A credit bureau reported the following information about this borrower member on November 5, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,917.00	Public Records On File:	0
Revolving Line Utilization:	71.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 362153

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362153	$6,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362153. Member loan 362153 was requested on November 5, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Coast Law Group	Debt-to-income ratio:	22.41%
Length of employment:	9 months	Location:	Oceanside, CA

Home town:	Hayward/Bay Area
Current & past employers:	Coast Law Group, YMCA, California Lawyers for the Arts
Education:	De Anza College, University of California-Santa Cruz (UCSC), Golden Gate University School of Law

This borrower member posted the following loan description, which has not been verified:

My finace and I are getting married in May of 2009. When we first started planning, we decided that we wanted to wake up the day after our wedding having paid for it entirely, without any debt. After analyzing our finances, we realized we needed a little help to reach our goal. Our parents graciously volunteered to contribute $10,000 to our wedding. However, as a result of the recent tumble of the stock market and housing markets, our parents are no longer able to help us pay for our wedding. We don't want to cancel the wedding, as we've already paid $3,000 in deposits, and have friends and family who have already purchased plane tickets. We decided instead to cut the guest list and trim back the menu, cut out luxuries like an open bar and fancy flower arrangements, and have reneogitated our contract with the venue and caterer. As a result, we have managed to scale back our budget by 25%. There are still some things that we really do not want to cut out, such as paying my grandmother's hotel and airfare so she can attend, as she wouldn't be able to afford it otherwise, and helping our parents with their plane tickets. We plan to allocate $4,500 to actual expenses, and reserve $1,500 for emergencies. Any cash we do not use will be paid back immediately. We both have good, steady jobs, and would be able to pay back all principle and interest due in 3 years or less. A loan to help us our with our special day would be greatly appreciated!

A credit bureau reported the following information about this borrower member on November 5, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	6
Total Credit Lines:	30	Months Since Last Delinquency:	12
Revolving Credit Balance:	$2,611.00	Public Records On File:	0
Revolving Line Utilization:	7.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362164

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362164	$16,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362164. Member loan 362164 was requested on November 5, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Self-Employed	Debt-to-income ratio:	2.50%
Length of employment:	3 years	Location:	marietta, GA

Home town:	South Bend
Current & past employers:	Self-Employed
Education:	University of South Carolina

This borrower member posted the following loan description, which has not been verified:

These funds will be used to purchase vehicles at wholesale prices to inventory our Rent-to-Own (RTO) fleet of vehicles. RTO is a business model that leases vehicles to individuals with poor credit. If the customer stays current for the entire contract, the title is transferred to their name. The customer has the option of returning the vehicle at any time, the ability to swap to other vehicles as their needs change, and other similar flexibility. Vehicles are purchased at dealer-only wholesale auto auctions. The average wholesale price on each vehicle is approximately $1,500-$2,500. Whenever possible, vehicles require either major transmission or engine repair, which improves profitability even more. All repairs are performed at cost by our sister companies that specialize in transmission and engine repair. We have a rollback we use to transport such vehicles. The requested amount will allow us to obtain between 8-9 vehicles. The average down payment per vehicle is $500, with typical monthly payments of $360 and average contract length of 36 months. Assuming 8 vehicles, total down payments should equal approximately $4,000. These vehicles will generate approximately $2800 of monthly revenue for 36 months. Industry averages suggest that approximately 75% of RTO customers return their vehicles before their contracts expire, thus exponentially increasing revenue potential per vehicle. Although the business model is similar to the proven BHPH (buy here, pay here) business model, there are many unique advantages, especially in today's economy. * The title of the vehicle remains in the company's name, which makes repossession paperwork unnecessary. * If the customer doesn't return the vehicle, it is a criminal offense and the vehicle is reported as stolen. * Unlike BHPH, since we own the vehicles, bankruptcies of customers have no effect on our ability to retrieve vehicles. * Since this is a lease, and not vehicle financing, rental agreements are not subject to usury laws. * Customers are required to have comprehensive insurance with us as the lien holder. We also have a sophisticated umbrella insurance that monitors each customer's insurance on our behalf. Each vehicle is secured with a GPS device that can locate and disable a vehicle if necessary. With these devices, industry reports insignificant delinquency, repossession, and skip rates. Any necessary repairs or maintenance are referred to our sister companies, and performed at actual part and labor costs. When RTO vehicles are out of warranty, customers must pay for any required repairs, or optionally, return the vehicle ? thus, allowing us to restart the billing process with a new customer. The demand for our services is expected to grow exponentially. As the economy hits challenges, those unfortunate that must file bankruptcy have little choice in obtaining reliable transportation. Our customers are thrilled with the service we provide and frequently refer us to their friends and family. Because our sister companies perform automotive repair, we are flexible on mechanical issues when they arise, ensuring customer perceived value. My financial situation: It is important to note that our company already has several hundred-thousand dollars of available floor planning funds. However, the fees and costs involved are quite expensive. For example, there is a monthly floor planning fee of $45 per vehicle per month. Annualized on a $2000 vehicle, the floor planning fee alone is approximately 30% - and that doesn't include interest, repayment of principle, and other miscellaneous fees. Obtaining funds from lendingclub.com would be a win-win for us and the lenders - by saving us money and allowing lenders a higher than average return. I personally have excellent credit, have never filed bankruptcy, have no non-business debt other than my home, and own two other auto repair franchises free and clear.

A credit bureau reported the following information about this borrower member on November 5, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	41	Months Since Last Delinquency:	10
Revolving Credit Balance:	$23,165.00	Public Records On File:	0
Revolving Line Utilization:	31.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362236

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362236	$7,000	11.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362236. Member loan 362236 was requested on November 6, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,730 / month
Current employer:	BJ's Wholesaleclub Inc	Debt-to-income ratio:	16.85%
Length of employment:	2 years	Location:	WORCESTER, MA

Home town:	Worcester
Current & past employers:	BJ's Wholesaleclub Inc
Education:	Caribbean University-Bayamon

This borrower member posted the following loan description, which has not been verified:

I had a death in family of my grandmother and I need to help with some expenses

A credit bureau reported the following information about this borrower member on November 6, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	29
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 362270

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362270	$7,500	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362270. Member loan 362270 was requested on November 6, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,209 / month
Current employer:	Sunset Transportation	Debt-to-income ratio:	14.59%
Length of employment:	8 years	Location:	DALLAS, TX

Home town:	Dallas
Current & past employers:	Sunset Transportation, Pruitt's Custom Painting, Olmstead Kirk Paper Company
Education:	N/A

This borrower member posted the following loan description, which has not been verified:

Wedding expenses and paying off some medical debt.

A credit bureau reported the following information about this borrower member on November 6, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	46
Revolving Credit Balance:	$3,800.00	Public Records On File:	0
Revolving Line Utilization:	21.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 362277

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362277	$5,000	12.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362277. Member loan 362277 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,333 / month
Current employer:	Casino Arizona	Debt-to-income ratio:	23.88%
Length of employment:	5 years 10 months	Location:	chandler, AZ

Home town:	Albuquerque
Current & past employers:	Casino Arizona, Santa Ana Casino
Education:	University of New Mexico-Main Campus

This borrower member posted the following loan description, which has not been verified:

My Washington Mutual credit card sent me a notice that they will be raising my rate to 33.00%. I assume it is because they just got bought out by citigroup. I ordinarily would just switch credit cards to a different company, but with this economy nobody is approving anybody. I hate paying interest to credit card companies and would rather pay regular people. I have never been late on a payment and have a good paying job as a blackjack dealer. I have worked for the same Casino for 5 1/2 years. I have a wife and a 2 year old daughter. This is my first time trying this and would consider doing it again if it works out. Thank you for your time and I promise to pay back every penny if this loan is approved

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,726.00	Public Records On File:	1
Revolving Line Utilization:	83.00%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 362279

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362279	$8,000	10.20%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362279. Member loan 362279 was requested on November 6, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Disney Worldwide Services/Disney Stores	Debt-to-income ratio:	8.48%
Length of employment:	1 year 5 months	Location:	Chatsworth, CA

Home town:	Long Beach
Current & past employers:	Disney Worldwide Services/Disney Stores, Creativity, Inc
Education:	Mt. San Antonio College

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate some debt at a lower rate and possibly do some home repairs.

A credit bureau reported the following information about this borrower member on November 6, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,018.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362280

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362280	$5,000	13.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362280. Member loan 362280 was requested on November 6, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Carney Kelehan Bresler Bennett and Scherr LLP	Debt-to-income ratio:	16.29%
Length of employment:	4 years	Location:	COLUMBIA, MD

Home town:	englewood
Current & past employers:	Carney Kelehan Bresler Bennett and Scherr LLP, weinstock, friedman & friedman, p.a.
Education:	Howard Community College

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan to pay off my credit cards. i would rather lump them all together and make one payment a month.

A credit bureau reported the following information about this borrower member on November 6, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,373.00	Public Records On File:	2
Revolving Line Utilization:	81.00%	Months Since Last Record:	60
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362293

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362293	$14,500	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362293. Member loan 362293 was requested on November 6, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	NH GOP	Debt-to-income ratio:	21.80%
Length of employment:	1 year 2 months	Location:	SUNCOOK, NH

Home town:	Dublin
Current & past employers:	NH GOP
Education:	Loyola College in Maryland

This borrower member posted the following loan description, which has not been verified:

The loan is being requested to pay off my credit card debt in 3 years and get out from the 26% APR I am currently paying which makes this debt almost impossible to pay off in a fashion that will allow me to begin to start saving.

A credit bureau reported the following information about this borrower member on October 19, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1980	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,772.00	Public Records On File:	0
Revolving Line Utilization:	84.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362301

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362301	$12,000	17.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362301. Member loan 362301 was requested on November 6, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Maaco Collision, Repair & Automotive Painting	Debt-to-income ratio:	2.14%
Length of employment:	1 year 5 months	Location:	Springfield, VA

Home town:	Falls Church
Current & past employers:	Maaco Collision, Repair & Automotive Painting, Rosenthal Nissan & Mazda of Tysons Corner, Koons Tysons Chevrolet and Chrysler
Education:	Northern Virginia Community College

This borrower member posted the following loan description, which has not been verified:

I've heard about the Lending Club a few times in Articles and Magazines and I wanted to give it a try. I have great credit history and the reason I wanted to get a Loan out was to invest in my small online/ local business that i have been doing for 2 years . I invest mainly in products such as Used computers, electronics, and car parts and refurbish/ refinish them and sell them on Ebay or local Washington DC/Virginia are forums. I have been working for "Maaco Collision and Repair as a assistant manager and service writer" full time and using my salary for my small business. More working capital is needed to buy products as I get them in large quantities. When you buy large quantities of items you may get them at a wholesale price which increases the profits gained by every sale. I never really had the chance to expand, but if anyone ever gave me a chance for my business to grow It would not only make me have a higher income, but let me be the boss for once. After all, everyone has a dream. Its good money and the internet business is expanding daily. Please consider. Thank you

A credit bureau reported the following information about this borrower member on November 6, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,553.00	Public Records On File:	0
Revolving Line Utilization:	53.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 362309

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362309	$4,000	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362309. Member loan 362309 was requested on November 6, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,238 / month
Current employer:	n/a	Debt-to-income ratio:	3.98%
Length of employment:	n/a	Location:	Bethel, CT

Home town:	Mays Landing
Current & past employers:	Plaid
Education:	University of Hartford

This borrower member posted the following loan description, which has not been verified:

I have racked up a good amount of credit card debt and would like to consolidate it into one loan with a lower interest rate.

A credit bureau reported the following information about this borrower member on November 6, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,490.00	Public Records On File:	0
Revolving Line Utilization:	12.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362317

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362317	$7,000	14.93%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362317. Member loan 362317 was requested on November 6, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,167 / month
Current employer:	JPMorgan Chase & Co.	Debt-to-income ratio:	11.77%
Length of employment:	2 years 7 months	Location:	waukegan, IL

Home town:	Chicago
Current & past employers:	JPMorgan Chase & Co.
Education:	Wright College

This borrower member posted the following loan description, which has not been verified:

My name is Elizabeth Gutierrez and I currently am a full time employee at JPMorgan Chase Bank N.A. I live with my husband (who also has a stable job) and 2 beautiful children in Illinois. We are both hardworking parents and have been putting money aside specifically for a new bathroom for over a year. My husband recent left the State for some contract work and given the economy and the freezing of our home equity credit line we are unwilling to use cash that we have in our savings account to finance a new bathroom. We've read extensively about P2P lending and feel it is well worth a shot especially with the state the credit market is in right now. Why not put this off until I can get my home equity 'unfrozen'? Well, I do not know how long this mess will last to be honest. As far as repayment is concerned, I am going to pay this loan off in no longer than a year and a half. I would rather raise my 401(k) contribution than use the extra cash flow to pay off interest. For as long as that lasts though, my need is your gain.

A credit bureau reported the following information about this borrower member on November 6, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,597.00	Public Records On File:	0
Revolving Line Utilization:	63.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 362320

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362320	$6,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362320. Member loan 362320 was requested on November 6, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,333 / month
Current employer:	Bell Hosiery	Debt-to-income ratio:	18.48%
Length of employment:	25 years	Location:	Fort payne, AL

Home town:	Fort Payne
Current & past employers:	Bell Hosiery
Education:	Athens State University, Jackson State University, Northeast Alabama Community College

This borrower member posted the following loan description, which has not been verified:

I am trying to help myself and my family by investing in my education. I am a mother that is working full-time and attending college to obtain my Bachelor's degree so that I can provide better for my family. Please help me with my dream.

A credit bureau reported the following information about this borrower member on November 6, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1969	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	46
Revolving Credit Balance:	$1,011.00	Public Records On File:	0
Revolving Line Utilization:	1.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 362365

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362365	$21,000	13.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362365. Member loan 362365 was requested on November 6, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Alpha Ecological Pest Control	Debt-to-income ratio:	10.74%
Length of employment:	6 years 9 months	Location:	Tucson, AZ

Home town:	Mcminnville
Current & past employers:	Alpha Ecological Pest Control, Columbia Helicopters
Education:	Portland Community College

This borrower member posted the following loan description, which has not been verified:

We started a new branch for my company and relocated. We're doing great - sales are steady but credit cards that we used for moving need to go away.

A credit bureau reported the following information about this borrower member on November 6, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,381.00	Public Records On File:	1
Revolving Line Utilization:	88.20%	Months Since Last Record:	76
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 362386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362386	$20,000	11.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362386. Member loan 362386 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Cardinal Health NPS	Debt-to-income ratio:	15.42%
Length of employment:	11 years	Location:	Richmond, CA

Home town:	Richmond
Current & past employers:	Cardinal Health NPS
Education:

This borrower member posted the following loan description, which has not been verified:

Need to pay off debt so that I can live comfortly.

A credit bureau reported the following information about this borrower member on November 6, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,971.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362415

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362415	$9,250	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362415. Member loan 362415 was requested on November 6, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Securitas Security Services USA, Inc	Debt-to-income ratio:	24.93%
Length of employment:	4 years 10 months	Location:	San Francisco, CA

Home town:	Tashkent
Current & past employers:	Securitas Security Services USA, Inc
Education:	Tashkent State Institute of Technology

This borrower member posted the following loan description, which has not been verified:

To consolidate 7 credit card debts into one with low interest rates than credit card rates which floats from 10 to 28 percents.

A credit bureau reported the following information about this borrower member on November 6, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,657.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 362421

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362421	$12,500	19.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362421. Member loan 362421 was requested on November 7, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,250 / month
Current employer:	Government of the District of Columbia	Debt-to-income ratio:	5.84%
Length of employment:	2 years	Location:	North Bethesda, MD

Home town:	Charlotte
Current & past employers:	Government of the District of Columbia, BellSouth, Deloitte, MCI, Net2000
Education:	Georgetown University, University of Pennsylvania, Morehead State University, Johnson C Smith University

This borrower member posted the following loan description, which has not been verified:

I am completing the financial proceedings of a divorce and I need to hire an attorney to negotiate the equitable distribution of the Assets. These proceeds will be used to hire the attorney and to stabilize my financial affairs. As an additional fund-raising action, and as a risk mitigating hedge against this loan, I am also in the process of refinancing my condominium. Its appraised value was $267,000 in 12/2006. The target proceeds are $5,000 - $20,000. The actual amount will depend on property appraisal. My condo is in "North Bethesda, MD"... approx. 4 miles North of Bethesda (an appreciating to stable market) and 6 miles South of Rockville (designated a declining market). The need to borrow is created by timing. I estimate that the current value of the divorce assets is approximately $200,000. My ex-wife and I were married in the State of NC. NC law indicates an equitable distribution should apply. The goal is to invest up to $20,000 in hiring a competent divorce attorney to achieve the $100,000 in assets. The assets from the divorce will be used to settle all debts. Remaining proceeds would start a retirement fund, begin investments and be used to fund additional education. Presently I have an MBA and JD (I did pro-bono, some regulatory and in-house counsel work for startups previously, as a member of the Bar, but I do not practice law now). I use that education in my work in enterprise procurements for a large government entity.

A credit bureau reported the following information about this borrower member on November 7, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	21
Revolving Credit Balance:	$13,363.00	Public Records On File:	0
Revolving Line Utilization:	99.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 362438

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362438	$7,500	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362438. Member loan 362438 was requested on November 7, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Selerum Inc.	Debt-to-income ratio:	19.73%
Length of employment:	7 years	Location:	NOVATO, CA

Home town:	Fredricksburg
Current & past employers:	Selerum Inc.
Education:	Santa Barbara City College

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to Consolidate my credit along with my wife's. We have multiple credit cards with different APRs. I want to pay all our Credit Cards off with the loan.

A credit bureau reported the following information about this borrower member on November 7, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	71
Revolving Credit Balance:	$12,985.00	Public Records On File:	0
Revolving Line Utilization:	22.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 362439

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362439	$10,500	10.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362439. Member loan 362439 was requested on November 7, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,750 / month
Current employer:	Stanford Court Hotel	Debt-to-income ratio:	17.93%
Length of employment:	1 year 2 months	Location:	San Francisco, CA

Home town:	China
Current & past employers:	Stanford Court Hotel
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

I am going to invest in an wholesale scarf business. The money will be to get products and start getting my merchandise so I can start selling them.

A credit bureau reported the following information about this borrower member on November 7, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,606.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362480

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362480	$10,000	13.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362480. Member loan 362480 was requested on November 7, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Homegrown Services, Inc	Debt-to-income ratio:	7.24%
Length of employment:	2 years 1 month	Location:	Fremont, CA

Home town:	Portland
Current & past employers:	Homegrown Services, Inc, Chipotle, Best Buy Co. Inc., McDonald's Corp
Education:	Hamburger University, (McDonald's Corp)

This borrower member posted the following loan description, which has not been verified:

My business is professional residential house cleaning. I need a loan to payoff the balance on my corporate credit card, purchase new vacuums and to maintain a larger working capital balance. The credit card debt is $3,000. To purchase new vacuums will cost $2,000. The remaining loan amount will be used as working capital. Once the credit card is paid off I will save over $80 a month in interest. I use Hoover vaccums. They have made it impossible to maintain these vacuums by moving their parts manufacturing to China. It takes 2 months to get parts. I plan to purchase Sanitaire vacuums that have a solid reputation and quickly available parts. This can reduce my monthly costs by $120. The working capital will help carry me through the tough Holiday season. And provide the option to supplement my marketing in the late winter early spring, our peak growth period every year.

A credit bureau reported the following information about this borrower member on November 7, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	26	Months Since Last Delinquency:	19
Revolving Credit Balance:	$3,617.00	Public Records On File:	0
Revolving Line Utilization:	14.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362514

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362514	$10,000	9.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362514. Member loan 362514 was requested on November 7, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Self	Debt-to-income ratio:	9.79%
Length of employment:	3 years 5 months	Location:	San Francisco, CA

Home town:	Champaign
Current & past employers:	Self, Critical Path
Education:	University of Illinois-Urbana/Champaign

This borrower member posted the following loan description, which has not been verified:

I am currently in the middle of installing solar panels on my duplex in San Francisco. I own the house with a partner and my husband. We attempted to get a standard HELOC to pay for this, but were unable to because of the current credit market. We have also become part of a buyer's coop for the panels/installation, which gave us an additional discount on the whole project (www.1bog.com).

A credit bureau reported the following information about this borrower member on November 7, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 362516

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362516	$5,000	11.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362516. Member loan 362516 was requested on November 7, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,833 / month
Current employer:	GuardsMark LLC security	Debt-to-income ratio:	2.07%
Length of employment:	2 years	Location:	EL PASO, TX

Home town:	el paso
Current & past employers:	GuardsMark LLC security
Education:

This borrower member posted the following loan description, which has not been verified:

to pay off some bills

A credit bureau reported the following information about this borrower member on November 7, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,312.00	Public Records On File:	0
Revolving Line Utilization:	17.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 362547

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362547	$20,000	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362547. Member loan 362547 was requested on November 10, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$24,167 / month
Current employer:	Garden city group	Debt-to-income ratio:	10.06%
Length of employment:	20 years	Location:	east islip, NY

Home town:
Current & past employers:	Garden city group, QS Information Services
Education:	BS in Computer Science from Central Michigan University

This borrower member posted the following loan description, which has not been verified:

New cabinets and counters plus additional island.

A credit bureau reported the following information about this borrower member on November 10, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1986	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	26
Revolving Credit Balance:	$211,463.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 362562

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362562	$7,500	14.30%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362562. Member loan 362562 was requested on November 7, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	Nothern Arizona University	Debt-to-income ratio:	22.85%
Length of employment:	14 years	Location:	Flagstaff, AZ

Home town:	Keams Canyon
Current & past employers:	Nothern Arizona University
Education:	Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

I need this to jump start my business. So far I have made a 1000 in one month with a starting cost of 40.00.

A credit bureau reported the following information about this borrower member on November 7, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	61
Revolving Credit Balance:	$29,895.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 362574

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362574	$12,000	13.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362574. Member loan 362574 was requested on November 7, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Genzyme Corp.	Debt-to-income ratio:	12.14%
Length of employment:	1 year 1 month	Location:	worcester, MA

Home town:	Worcester
Current & past employers:	Genzyme Corp.
Education:	Worcester Polytechnic Institute

This borrower member posted the following loan description, which has not been verified:

I am a quality engineer at a top biotechnology company and I am looking to consolidate my credit card payments into one easy payment. I am not having any problems paying my bills I am doing this mainly to get my credit score back up and start paying the principle instead of paying mainly interest. The only reason why my credit score is not perfect is because I have a high debt to available credit ratio. I have no car payment, no rent, so it is very easy for me to make payments for a loan. I have NEVER been late on a payment so if your looking to lend to someone with a track record of not missing payment you have found your match! I created this debt when I was in college and now that I have been an engineer for over a year I am looking to pay off my debt and start saving for a house.

A credit bureau reported the following information about this borrower member on November 7, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,651.00	Public Records On File:	0
Revolving Line Utilization:	86.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 362592

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362592	$9,000	15.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362592. Member loan 362592 was requested on November 7, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,333 / month
Current employer:	St. Paul AME Church & Victorian Trading Company	Debt-to-income ratio:	0.00%
Length of employment:	2 months	Location:	Overland Park, KS

Home town:	Charleston
Current & past employers:	St. Paul AME Church & Victorian Trading Company
Education:	Clemson University

This borrower member posted the following loan description, which has not been verified:

I am a Pastor of a small church in Independence, MO. My wife and I recently moved from Northwest Arkansas to serve at this church. In light of our move, we had to place our home on the market and pray for it to sell. We finally got an offer and we really need to sell the home. Unfortunately, the offer is lower that we would like, but we have to accept it because we don't know if another offer will come at all. We need $9,000 to cover the closing cost, so that we can sell the home and close that chapter in our lives.

A credit bureau reported the following information about this borrower member on November 7, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	66
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 362598

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362598	$8,500	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362598. Member loan 362598 was requested on November 7, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Fidelity Investments	Debt-to-income ratio:	19.54%
Length of employment:	9 months	Location:	Dallas, TX

Home town:	garland
Current & past employers:	Fidelity Investments, Countrywide Financial Corp., New Century Financial, Marine Corps
Education:	Richland Community College, Arizona State University, Texas A & M University at Commerce

This borrower member posted the following loan description, which has not been verified:

I am using the money to payoff more expensive debt. I work at Fidelity Investments as a financial representative. Just started in March of 2008 and have found it tough to obtain credit through my bank JP Morgan Chase even though I have a 713 credit score. I graduated from Arizona State University with a degree in Finance and continuing my education with a MBA from Texas A&M Commerce, where I am 4 courses shy of obtaining my diploma. School has been paid for by the GI Bill and the Texas Hazlewood Act.

A credit bureau reported the following information about this borrower member on November 7, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	55
Revolving Credit Balance:	$2,689.00	Public Records On File:	0
Revolving Line Utilization:	14.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 362608

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362608	$3,000	13.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362608. Member loan 362608 was requested on November 7, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,594 / month
Current employer:	Circuit City Stores	Debt-to-income ratio:	17.46%
Length of employment:	1 month	Location:	San Luis Obispo, CA

Home town:	Live Oak
Current & past employers:	Circuit City Stores, Student Life & Leadership - Cal Poly, San Luis Obispo
Education:	California Polytechnic State University (CalPoly)

This borrower member posted the following loan description, which has not been verified:

Need a small loan to cover a Large Deposit and Moving Expenses for a new home.

A credit bureau reported the following information about this borrower member on November 7, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,922.00	Public Records On File:	0
Revolving Line Utilization:	65.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362664

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362664	$4,800	9.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362664. Member loan 362664 was requested on November 8, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	A H Spann DDS and Associates	Debt-to-income ratio:	14.60%
Length of employment:	5 months	Location:	FRANKFORT, OH

Home town:	Frankfort
Current & past employers:	A H Spann DDS and Associates, Dr. Mark Conner, Dr. William Britton
Education:	Ohio University-Chillicothe Campus, Ohio State School of Dentistry

This borrower member posted the following loan description, which has not been verified:

we would like to have the money to consolidate some credit cards and to have cash for emergencies

A credit bureau reported the following information about this borrower member on November 8, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,900.00	Public Records On File:	0
Revolving Line Utilization:	49.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362675

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362675	$24,500	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362675. Member loan 362675 was requested on November 8, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,667 / month
Current employer:	A&A Novato Inc.	Debt-to-income ratio:	12.63%
Length of employment:	11 years 6 months	Location:	San Francisco, CA

Home town:	San Rafael
Current & past employers:	A&A Novato Inc., Granite Petroleum Inc.
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

I have a high interest Credit Card with a balance of $24,500 at a rate of 20%. I accumulated the majority of these charges during college and have slowly paid this debt down over the past three years. I'm in a position now where I can pay this amount down more aggressively by getting a loan through the bank and paying higher payments. However, after seeing a story about peer lending, I'd rather pay interest to individual investors, rather than a corporate bank. I have two jobs and I make around $95,000 before taxes. I don't have any other liabilities other than rent ($1,700 per month) and domestic bills ($600 per month). I'm not married and I don't have any children.

A credit bureau reported the following information about this borrower member on November 8, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	32
Revolving Credit Balance:	$27,920.00	Public Records On File:	0
Revolving Line Utilization:	33.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362682

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362682	$12,000	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362682. Member loan 362682 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,083 / month
Current employer:	PrePak Systems	Debt-to-income ratio:	11.04%
Length of employment:	1 year 7 months	Location:	Cookeville, TN

Home town:	Gainesboro
Current & past employers:	PrePak Systems, Aquatech, Inc, Hanger Prosthetics & Orthotics, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I went to a place and got a loan to pay off my credit cards. The rate they gave me was 21.85% . I have good credit, and I feel like I should have got a better interest rate.

A credit bureau reported the following information about this borrower member on November 8, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	3
Revolving Credit Balance:	$9,931.00	Public Records On File:	0
Revolving Line Utilization:	29.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362717

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362717	$20,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362717. Member loan 362717 was requested on November 8, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Courtney Thurman (Consultant)	Debt-to-income ratio:	6.48%
Length of employment:	6 months	Location:	Newport Beach, CA

Home town:	Chicago
Current & past employers:	Courtney Thurman (Consultant), Entrepreneur Press of Entrepreneur Media/Entrepreneur Magazine (EntrepreneurPress.com), Teacher Created Resources, Inc. (Publishing) (TeacherCreated.com)
Education:	University of Southern California (USC) Marshall School of Business

This borrower member posted the following loan description, which has not been verified:

~ STARTUPSNAX SMALL BUSINESS LOAN REQUEST ~ ABOUT THE FOUNDER: I'm a four-time small business author and former editor for a major publishing company that has since resigned to pursue my small business consulting and the launch of StartupSnax.com. I'm currently consulting on various small businesses that are taking their business online to maximize their sales. ABOUT STARTUPSNAX: StartupSnax.com, the provider of Daily Munchables for Your Business, is a small business resource site centered around providing current and edgy content for the web 2.0/social media & networking entrepreneurial environment and to help anyone looking for a current site to find information on how to start their business cost-effectively (how about under $10,000?), time-efficiently (maybe in a matter of weeks?) and resourcefully (how do I make sure my business is green?). WHAT DO WE OFFER? With the resources of the industries keynote authors on various topics, we will be offering: - StartupSnax Blog - StartupSnax Free Stuff! - StartupSnax Ebook Store - StartupSnax RSS Feed and Newsletter The authors of these ebooks are major industry writers that will be using their current substantial sales platforms (their websites, speaking engagements, newsletters, radio events, online blogs and webinars, book signings, and various other PR opportunities, etc) to direct traffic towards our site in addition to our online marketing, SEO and online traffic efforts. They will be using the site as a marketing vehicle for their various works and expertise. HOW DO YOU MAKE MONEY? Ebooks: Ebooks have been increasing in YTD (past year to date) sales more than any other product in the publishing industry! Publishers Weekly (www.PublishersWeekly.com) has been quoting that although various in-store sales have been down over previous YTD sales, ebooks have been continuing to increase with the lowest overhead and highest profit margins! Better yet, trade ebook sales (business, not fiction) have been doing well despite the hardcopies' decrease in sales due to the economic slump. Fortunately, since we are only offering these professionally-edited, written and designed ebooks in digital format, we are saving the cost of printing them, and staying GREEN as well! By offering smaller (snackable!) ebooks in a condensed format by major authors similar to the Cliff Notes for small business and offering these ebooks at an impressive price point of less than $10, by maximizing traffic, we are sure of substantial ebook sales numbers based upon industry trends. Ad Sales: We have not calculated the inevitable ad revenue that will be garnered from providing a pivotal ebook store and resource site into our breakeven analysis but it is a buffer to ensure that we are profitable in the first two months. WHY DO YOU NEED A LOAN? A loan is a buffer for guaranteed success. Each person and company should have an emergency fund of at least three months' worth of working capital especially in this economy. Although we could launch without a loan, although difficult, we are ensuring the success of a solid business plan in the case of a substantial interest in the company at the launch and the need for fast growth. My credit is exceptional and this is not my only form of income since I'm also consulting, but I always advise my clients that cash is king! In the effort to keep the marketing budget at its peak, I need a loan to ensure those efforts. Also, the ebooks are being professionally copyedited and designed for ideal quality and I'm utilizing an industry leader as a production editor. WHAT CAN I SEE NOW? You can view the parked page at www.StartupSnax.com. Our blog goes live mid November with a final site launch slated for January 1st!

A credit bureau reported the following information about this borrower member on November 8, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52.00	Public Records On File:	0
Revolving Line Utilization:	1.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362721

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362721	$22,000	13.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362721. Member loan 362721 was requested on November 8, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Simpson Gumpertz and Heger	Debt-to-income ratio:	22.08%
Length of employment:	1 year 4 months	Location:	San Francisco, CA

Home town:	San Luis Obispo
Current & past employers:	Simpson Gumpertz and Heger
Education:	Boston College, California Polytechnic State University (CalPoly)

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt into one payment at a lower interest rate so that I can pay off my debt and improve my credit score.

A credit bureau reported the following information about this borrower member on November 8, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,176.00	Public Records On File:	0
Revolving Line Utilization:	84.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362785

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362785	$20,000	10.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362785. Member loan 362785 was requested on November 9, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Ascent Media	Debt-to-income ratio:	9.94%
Length of employment:	10 years 10 months	Location:	Santa Clara, CA

Home town:	San Mateo
Current & past employers:	Ascent Media, Musso's, Wiltron
Education:	Master Insitute of Technology

This borrower member posted the following loan description, which has not been verified:

To consolidate total debt to a cheaper interest rate. The credit card companies will not lower the rate unless through a credit conselor wich lowers your credit score. Total loan with lendingclub will be paid off in monthy payments over 5 years. I would like the option to pay the debt off sooner without pre payment penalties.

A credit bureau reported the following information about this borrower member on November 9, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,218.00	Public Records On File:	0
Revolving Line Utilization:	29.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362803

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362803	$1,800	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362803. Member loan 362803 was requested on November 10, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	PCC Structurals Inc.	Debt-to-income ratio:	18.42%
Length of employment:	10 years	Location:	Milwaukie, OR

Home town:	Cloquet
Current & past employers:	PCC Structurals Inc., Frito Lay Sales, LLC
Education:	Clackamas Community College, ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

I need a loan to catch up to my debt and get ahead by consolidation.

A credit bureau reported the following information about this borrower member on November 10, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	10
Revolving Credit Balance:	$4,170.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362809	$24,000	18.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362809. Member loan 362809 was requested on November 10, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Stafford Creek Corrections Center	Debt-to-income ratio:	19.80%
Length of employment:	8 years 6 months	Location:	Aberdeen, WA

Home town:	Kirkland
Current & past employers:	Stafford Creek Corrections Center, Washington State Reformatory
Education:	Everett Community College

This borrower member posted the following loan description, which has not been verified:

Would like to consolidate some credit card debt.

A credit bureau reported the following information about this borrower member on November 9, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	56
Revolving Credit Balance:	$23,555.00	Public Records On File:	1
Revolving Line Utilization:	60.30%	Months Since Last Record:	118
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 362851

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362851	$5,000	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362851. Member loan 362851 was requested on November 9, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,188 / month
Current employer:	IPG	Debt-to-income ratio:	13.09%
Length of employment:	4 years 1 month	Location:	Corona, NY

Home town:
Current & past employers:	IPG
Education:	TCI - College of Technology

This borrower member posted the following loan description, which has not been verified:

A little about myself. I graduated in 2001 from the New York City College of Technology and since then I have been working in the Information Technology field for about 7 years. I have been with my current employer for about 4 years now. I am in need of a little extra funding for my first E-Commerce website. I have a team of designers and programmers ready to take on my project. I have excellent credit and have never been late on any payments.

A credit bureau reported the following information about this borrower member on November 9, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,042.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 362852

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362852	$2,400	10.20%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362852. Member loan 362852 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,167 / month
Current employer:	Contract Support Services	Debt-to-income ratio:	0.86%
Length of employment:	2 months	Location:	La Crescenta, CA

Home town:	Los Angeles
Current & past employers:	Contract Support Services, Clean Air Power, uCSD Foundation
Education:	University of California, San Diego

This borrower member posted the following loan description, which has not been verified:

Money to cover my tuition in a ESL certificate course. This money is only to enroll, and other money needs are already saved. This just makes bitting my fingers nails and counting pennies a non-issue while I study.

A credit bureau reported the following information about this borrower member on November 9, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$185.00	Public Records On File:	0
Revolving Line Utilization:	1.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 362888

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362888	$10,000	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362888. Member loan 362888 was requested on November 10, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	mountaincoders	Debt-to-income ratio:	15.01%
Length of employment:	2 years 6 months	Location:	West Valley, UT

Home town:
Current & past employers:	mountaincoders, mountaincoders
Education:	slcc

This borrower member posted the following loan description, which has not been verified:

I have a small business which is currently making money. My contracts are with companies that have never missed a payment yet. And my contracts are signed for multiple years I know I will keep these clients for many years to come. I need, however, to hire more people, and thus make more money, and my contracts are Net30 which means I must front the payroll for two months, (ie first month then invoice then second month then payment) This loan is to cover those months for current and new employees. As for how I will pay this back I am making more than the payments on this loan in profit so there is no reason not to pay this loan back as scheduled. A little history. I borrowed $12,000 from Lending Club a year ago and have made all payments as scheduled with no issues.

A credit bureau reported the following information about this borrower member on November 10, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,853.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362918

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362918	$25,000	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362918. Member loan 362918 was requested on November 10, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,610 / month
Current employer:	A1 Flooring	Debt-to-income ratio:	6.25%
Length of employment:	15 years	Location:	Deerfield, WI

Home town:	Hartford
Current & past employers:	A1 Flooring
Education:	University of Wisconsin-Madison

This borrower member posted the following loan description, which has not been verified:

I am a small business owner with excellent credit. I would like to consolidate my revolving loans to one installment loan.

A credit bureau reported the following information about this borrower member on November 10, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1985	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$121,705.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 362932

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362932	$20,000	13.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362932. Member loan 362932 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Wilson Farms	Debt-to-income ratio:	8.79%
Length of employment:	12 years	Location:	BUFFALO, NY

Home town:	Springville
Current & past employers:	Wilson Farms
Education:

This borrower member posted the following loan description, which has not been verified:

i want to consolidate my debt.

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	76
Revolving Credit Balance:	$12,272.00	Public Records On File:	0
Revolving Line Utilization:	46.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 362934

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362934	$6,000	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362934. Member loan 362934 was requested on November 10, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	Nordstrom	Debt-to-income ratio:	4.34%
Length of employment:	4 years 5 months	Location:	Portland, OR

Home town:	Portland
Current & past employers:	Nordstrom, Sam Barlow High School
Education:	Portland State University

This borrower member posted the following loan description, which has not been verified:

Due to a recent amount of pain in my mouth, I had an appointment with a dentist and needs quite a bit of work done; it ranges from route canals to getting wisdom teeth pulled. The fact is I cannot live with the pain so I must get it fixed, and this is my opportunity to be able to pay for it.

A credit bureau reported the following information about this borrower member on November 10, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	36
Revolving Credit Balance:	$3,430.00	Public Records On File:	0
Revolving Line Utilization:	25.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 362946

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362946	$6,400	13.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362946. Member loan 362946 was requested on November 10, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Allegiance Bank Texas	Debt-to-income ratio:	16.35%
Length of employment:	1 year 2 months	Location:	Houston, TX

Home town:	Houston
Current & past employers:	Allegiance Bank Texas, Sterling Bank
Education:	Houston Community College System

This borrower member posted the following loan description, which has not been verified:

New water heater, fence and roof repairs due to storm damage.

A credit bureau reported the following information about this borrower member on November 10, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1984	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	18
Revolving Credit Balance:	$6,713.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362947

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362947	$1,800	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362947. Member loan 362947 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Extreme Home Painting	Debt-to-income ratio:	10.20%
Length of employment:	2 years	Location:	PITTSBURGH, PA

Home town:	pittsburgh
Current & past employers:	Extreme Home Painting
Education:	Pennsylvania State University-Penn State Beaver

This borrower member posted the following loan description, which has not been verified:

This loan is to supply me with extra money to help pay for moving expenses and bills.

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,200.00	Public Records On File:	0
Revolving Line Utilization:	61.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 362948

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362948	$6,000	16.20%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362948. Member loan 362948 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,425 / month
Current employer:	AXA Equitable	Debt-to-income ratio:	14.91%
Length of employment:	3 years 2 months	Location:	Brooklyn, NY

Home town:	Brooklyn
Current & past employers:	AXA Equitable, smith barney
Education:	CUNY Bernard M Baruch College

This borrower member posted the following loan description, which has not been verified:

consolidate debt and medical expenses

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,234.00	Public Records On File:	0
Revolving Line Utilization:	98.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 362970

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362970	$18,000	14.93%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362970. Member loan 362970 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,584 / month
Current employer:	Next Level Sailing	Debt-to-income ratio:	12.85%
Length of employment:	6 years	Location:	SAN DIEGO, CA

Home town:	Canton
Current & past employers:	Next Level Sailing, Seaforth Boat Rentals
Education:	United States Coast Guard Merchant Mariner

This borrower member posted the following loan description, which has not been verified:

I plan to continue flight training here in southern California. The loan will pay for commercial and flight instructor ratings. I will also be certified in multi engine aircraft. The advanced training phase will include ratings in the Cirrus and new Cessna 400 model aircraft. After completion I will be working as a full time instructor teaching the joy of flight. I will also be involved in a professional aircraft mgmt team in San Diego. Thanks for your support!

A credit bureau reported the following information about this borrower member on November 10, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	42
Revolving Credit Balance:	$18,810.00	Public Records On File:	0
Revolving Line Utilization:	59.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363002

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363002	$10,000	14.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363002. Member loan 363002 was requested on November 10, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,067 / month
Current employer:	Larkin-Volpatt Communications	Debt-to-income ratio:	12.48%
Length of employment:	1 year	Location:	SAN DIEGO, CA

Home town:	Dallas
Current & past employers:	Larkin-Volpatt Communications, Edelman
Education:	University of Oregon

This borrower member posted the following loan description, which has not been verified:

Canceling auto lease for $10,000 because I have access to a free car from parents. Monthly auto loan fee is $650 with 22 months remaining so will save a considerable amount by canceling auto lease as soon as possible.

A credit bureau reported the following information about this borrower member on November 10, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	29	Months Since Last Delinquency:	4
Revolving Credit Balance:	$664.00	Public Records On File:	0
Revolving Line Utilization:	48.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 363007

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363007	$10,000	10.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363007. Member loan 363007 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Town of Westerly	Debt-to-income ratio:	21.12%
Length of employment:	38 years	Location:	Westerly, RI

Home town:	woonsocket
Current & past employers:	Town of Westerly
Education:	Roger Williams University

This borrower member posted the following loan description, which has not been verified:

to consolidate credit card debt

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,067.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363011

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363011	$2,000	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363011. Member loan 363011 was requested on November 10, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	RJUHSD	Debt-to-income ratio:	18.18%
Length of employment:	20 years	Location:	GRASS VALLEY, CA

Home town:	Sacramento
Current & past employers:	RJUHSD, Roseville Joint Union High School District
Education:	California State University-Sacramento (CSUS)

This borrower member posted the following loan description, which has not been verified:

My in-laws recently moved out of our house after a 3 year wait to build their home. They took all of their furniture with them into their new home and left us with nothing. We are trying to get our home to look like home again.

A credit bureau reported the following information about this borrower member on November 10, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	9
Revolving Credit Balance:	$5,002.00	Public Records On File:	0
Revolving Line Utilization:	73.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 363015

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363015	$22,000	19.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363015. Member loan 363015 was requested on November 10, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Sliced Bread	Debt-to-income ratio:	22.33%
Length of employment:	3 years	Location:	buffalo, NY

Home town:	Silver Creek
Current & past employers:	Sliced Bread, Citigroup, US Army, Maywalt Realty
Education:	Houghton College, Indiana Wesleyan University, silver creek central school

This borrower member posted the following loan description, which has not been verified:

I already have a decent sized business going (I sold $600,000 worth of DVD's last year), but am always looking for more financing as the more money I have to purchase inventory with the more I can make in any giren year. I have been a powerseller on eBay for over 2 years at this point (my eBay name is AuroraLove5, and my Amazon name is bkp3725). I have never been late on a single payment, and aside from having a steady home based business I am a property manager and real estate agent (just got out of the army and I am thrilled to be back in the states). My credit card debt level fluctuates DRAMATICALLY from month to month (I only buy when things are on sale, and I pay everything off as soon as they sell - always within 3 months), which makes conventional financing hard, which is why this seems to be the best solution for me. If you have any questions please feel free to email me at RogerFarney@Hotmail.com. Thank you for your consideration. Roger Farney (By the way, my wife's loan is actually on the front page of lendingclub.com towards the bottom, we are current on that loan, and looking to expand further in case you were wondering) http://members.ebay.com/ws/eBayISAPI.dll?ViewUserPage&userid=auroralove5 (eBay about me page, you can browse my auctions from there as well)

A credit bureau reported the following information about this borrower member on October 22, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	26	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	48	Months Since Last Delinquency:	2
Revolving Credit Balance:	$22,341.00	Public Records On File:	0
Revolving Line Utilization:	30.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363066

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363066	$22,000	10.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363066. Member loan 363066 was requested on November 10, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	IBM	Debt-to-income ratio:	9.67%
Length of employment:	13 years 1 month	Location:	South Burlington, VT

Home town:	Schenectady
Current & past employers:	IBM
Education:	SUNY College at Oswego

This borrower member posted the following loan description, which has not been verified:

I will use this loan to payoff a high interest credit card. The interest rate I am currently getting is in excess of 20%. As a result, I am applying a significant amount of my monthly payment to interest. Refinancing this credit card at a better rate allows us to save on interest charges, free cash for near and long term savings goals, reduce our credit card debt and, more importantly, payoff recent medical bills which were recently incurred.

A credit bureau reported the following information about this borrower member on November 10, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,141.00	Public Records On File:	0
Revolving Line Utilization:	28.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363071

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363071	$14,400	9.07%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363071. Member loan 363071 was requested on November 10, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Epic Merchant	Debt-to-income ratio:	1.50%
Length of employment:	1 year 7 months	Location:	Houston, TX

Home town:
Current & past employers:	Epic Merchant
Education:	University of Houston-Clear Lake

This borrower member posted the following loan description, which has not been verified:

I have some outstanding debt that I'm looking to get rid of. Fico score was 730 as of a couple of months ago. My rates are already low, but if I could save a few percentage points, I'd rather fork over money to an individual instead of American Express.

A credit bureau reported the following information about this borrower member on November 10, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,658.00	Public Records On File:	0
Revolving Line Utilization:	10.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363077

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363077	$11,000	9.38%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363077. Member loan 363077 was requested on November 10, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	full time contract w/Ideocore Corporation	Debt-to-income ratio:	0.00%
Length of employment:	3 years 1 month	Location:	Santa Barbara, CA

Home town:	Rungsted, Denmark/Ridgefield, CT
Current & past employers:	full time contract w/Ideocore Corporation, Davies Communications, Mark Oliver, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I am a qualified borrower who can't get a loan based on "stated income" at this time. I have owned my home in Santa Barbara, CA for 13 years. My credit rating is approximately 740. I have a good-paying job (as a full-time consultant under contract) that is secure. My actual loan-to-debt ratio is good. I have no other major credit (card) debt other than my mortgage. I own a 2005 BMW. Any fellow horse-lovers out there that can empathize?

A credit bureau reported the following information about this borrower member on November 10, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1987	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	14
Revolving Credit Balance:	$3,425.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363092

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363092	$14,000	15.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363092. Member loan 363092 was requested on November 10, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Stantec Consulting	Debt-to-income ratio:	20.67%
Length of employment:	23 years	Location:	Citrus Heights, CA

Home town:	Salinas
Current & past employers:	Stantec Consulting
Education:	California State University - Sacramento

This borrower member posted the following loan description, which has not been verified:

Need a loan to complete the repairs to a rental unit I own and to pay about 2 months rent on the 3 bd / 2 bath unit so I can finally prepare to rent it out in December. Also, my salary is very high, but I'm a little behind on my payments due to carying the rental unit for about 4 months being vacant and in need of final repairs. The final repairs will include about 2k overhall of the electrical panel board, about 2k repair on the HVAC unit, some carpet, and final touch ups.

A credit bureau reported the following information about this borrower member on November 10, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	52
Revolving Credit Balance:	$69,937.00	Public Records On File:	0
Revolving Line Utilization:	97.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363099

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363099	$12,000	12.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363099. Member loan 363099 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,583 / month
Current employer:	Arborist Services	Debt-to-income ratio:	10.64%
Length of employment:	4 years 4 months	Location:	Placerville, CO

Home town:	Indianapolis
Current & past employers:	Arborist Services, telluride institute (Social/environmental think-tank), Merrowvista Education Center, Alternative Youth Adventures
Education:	Winona State University, Prescott College, Institute of Transpersonal Psychology

This borrower member posted the following loan description, which has not been verified:

I would like to borrow 12,000 to invest in my arbory (tree) business. This money will go to purchase tools that I am currently lining up business for, ie. new saw, new climbing equipment, new dump bed, etc.

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	66
Revolving Credit Balance:	$3,219.00	Public Records On File:	0
Revolving Line Utilization:	57.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363131

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363131	$9,600	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363131. Member loan 363131 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Pajaro Unified School District	Debt-to-income ratio:	24.77%
Length of employment:	6 years 6 months	Location:	Watsonville, CA

Home town:	Bristol
Current & past employers:	Pajaro Unified School District, Brice Manufacturing
Education:	Occidental College

This borrower member posted the following loan description, which has not been verified:

We manufacture the world's toughest broom! We have a patented connector that flexes slightly instead of breaking, making this broom unbreakable. We have an order for 7500 connectors for Osborne International. We need to pay for the material, and Osborne will pay in 60 days. The connectors have already been made and sent to Osborne. We need a short term 60 day loan.

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,216.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363161

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363161	$20,000	13.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363161. Member loan 363161 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	KPMG	Debt-to-income ratio:	8.87%
Length of employment:	3 months	Location:	COLUMBUS, OH

Home town:	Ironton
Current & past employers:	KPMG
Education:	Ohio State University-Main Campus, Franklin University, Columbus State Community College

This borrower member posted the following loan description, which has not been verified:

I charged books and living expenses while getting an advanced degree. Following graduation I got a job paying nearly three times my pre-grad salary. I want to consolidate all of my high interest debt so I may simplify and reduce my monthly payments. I would rather pay interest to my peers than to credit card companies. Right now I faithfully pay $800 a month to credit card companies. I would really appreciate being able to make smaller monthly payments to eliminate my debt. My education really paid off? now please help me to get my education expenses paid off. Thank you!!!

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	26
Revolving Credit Balance:	$5,432.00	Public Records On File:	0
Revolving Line Utilization:	50.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363172

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363172	$8,000	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363172. Member loan 363172 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Fruit of the Loom	Debt-to-income ratio:	18.50%
Length of employment:	8 years	Location:	JAMESTOWN, KY

Home town:	Russell Springs
Current & past employers:	Fruit of the Loom, Amazon.com
Education:	Somerset Community College

This borrower member posted the following loan description, which has not been verified:

Needing a loan to help pay off high interest credit cards and do a little renovating on the house.

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,368.00	Public Records On File:	0
Revolving Line Utilization:	82.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 363186

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363186	$25,000	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363186. Member loan 363186 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,000 / month
Current employer:	Rapid Response / N & D Marketing	Debt-to-income ratio:	5.77%
Length of employment:	1 year	Location:	Old Bridge, NJ

Home town:	Brooklyn
Current & past employers:	Rapid Response / N & D Marketing, Your Credit Specialists
Education:	CUNY Kingsborough Community College

This borrower member posted the following loan description, which has not been verified:

I have been in the Credit Consulting business for over 10 years. With the current state of the economy, my business is on the verge of exploding. This loan is to expand the business. Do we really need the money? I doubt it. I am requesting the loan as a cushion and chances are we will not have to use it.

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,965.00	Public Records On File:	0
Revolving Line Utilization:	25.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 363208

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363208	$3,000	7.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363208. Member loan 363208 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,248 / month
Current employer:	Marshalls	Debt-to-income ratio:	14.29%
Length of employment:	6 years 2 months	Location:	New York, NY

Home town:	Barranca
Current & past employers:	Marshalls, Premier
Education:	High School in Peru

This borrower member posted the following loan description, which has not been verified:

Trying to get rid of my credit cards.

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,970.00	Public Records On File:	0
Revolving Line Utilization:	9.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 363220

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363220	$24,950	13.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363220. Member loan 363220 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$13,333 / month
Current employer:	sunpay international	Debt-to-income ratio:	7.91%
Length of employment:	6 years	Location:	redwood city, CA

Home town:	Redwood City
Current & past employers:	sunpay international, Self employed as sunpay international dba subway
Education:	Masters from Punjab University Chandigarh India

This borrower member posted the following loan description, which has not been verified:

I need loan to make improvemnt

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	26
Revolving Credit Balance:	$16,716.00	Public Records On File:	0
Revolving Line Utilization:	22.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 363233

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363233	$10,000	13.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363233. Member loan 363233 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$20,833 / month
Current employer:	Bristol-Myers Squibb Company	Debt-to-income ratio:	10.51%
Length of employment:	2 years 3 months	Location:	New York, NY

Home town:	New York
Current & past employers:	Bristol-Myers Squibb Company, Self Employed, Deloitte, Andersen
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to clear my balance on my Visa Wachovia by moving the balance to a personal loan.

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$89,156.00	Public Records On File:	0
Revolving Line Utilization:	99.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 363247

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363247	$6,000	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363247. Member loan 363247 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,888 / month
Current employer:	Southern California Gas Co	Debt-to-income ratio:	18.06%
Length of employment:	14 years	Location:	Long Beach, CA

Home town:
Current & past employers:	Southern California Gas Co
Education:	cal state long beach

This borrower member posted the following loan description, which has not been verified:

I'm trying to start a small business selling High Intensity Discharge headlights for all cars. Need 15,000 dollars to deposit for merchandise. Already have 9000 in hand just need help with the rest. Thanks for looking.

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,958.00	Public Records On File:	0
Revolving Line Utilization:	87.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363250

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363250	$13,000	13.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363250. Member loan 363250 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Hancock Elementary School	Debt-to-income ratio:	15.65%
Length of employment:	6 years	Location:	SAINT LOUIS, MO

Home town:	Festus
Current & past employers:	Hancock Elementary School, Best Buy
Education:	Southeast Missouri State University

This borrower member posted the following loan description, which has not been verified:

The money I'm asking for is exactly enough to pay off every debt I have besides student loans. I love direct debit payments because its no hassle and I know exactly how much I'm paying every month. I've made a lot of bad money decisions in my life and I'd determined to clean it up. I'm in my fourth year of teaching school and want to get my masters. This loan will free up enough money for me to save a decent amount each month. I intend to build up a substantial emergency fund in a savings account. After that is in place, I plan on paying for graduate school with cash. I have two jobs that I have held for 3+ years and I make good money for someone my age. My credit report shows that I have never missed a payment in my life. This loan would clear up nearly four hundred dollars a month from what I am currently paying seven lenders individually. Thank you for your time, if you have any questions, feel free to contact me.

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,606.00	Public Records On File:	0
Revolving Line Utilization:	98.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363252

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363252	$3,000	7.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363252. Member loan 363252 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,625 / month
Current employer:	Conneaut Area City Schools	Debt-to-income ratio:	8.95%
Length of employment:	22 years	Location:	CONNEAUT, OH

Home town:	Conneaut
Current & past employers:	Conneaut Area City Schools, The Grand River Academy, St. John Catholic High School
Education:	Ohio University-Main Campus, Kent State University-Ashtabula Campus, Youngstown State University

This borrower member posted the following loan description, which has not been verified:

The loan will be used as an investment in my home that will allow me to save money on my winter heating cost. I plan to purchase a coal stove to reduce my reliance on natural gas as my primary heating source. The monthly bills are out of hand (budgeted at over $200.00 a month) and I hope to save considerably with this anthracite burning stove.

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,975.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363264	$11,500	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363264. Member loan 363264 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,071 / month
Current employer:	Security Service Federal Credit Union	Debt-to-income ratio:	24.94%
Length of employment:	1 year 2 months	Location:	Lakewood, CO

Home town:	Denver
Current & past employers:	Security Service Federal Credit Union, Public Service Credit Union
Education:	Metro State College

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I will be using the money to help with financing myself through school for my Master's degree. Thank you. Sincerely, Tara Kishiyama

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,947.00	Public Records On File:	0
Revolving Line Utilization:	48.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 363267

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363267	$1,500	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363267. Member loan 363267 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$750 / month
Current employer:	n/a	Debt-to-income ratio:	1.33%
Length of employment:	n/a	Location:	Pensacola, FL

Home town:	Pensacola
Current & past employers:	Navy Exchange, Bealls Outlet, K-Mart (Currently back with them)
Education:

This borrower member posted the following loan description, which has not been verified:

Some unexpected Expenses have caused me to borrow Money from Family and use my Credit Cards. The Requested Amount is to payoff ALL of Them (Family & Credit Cards).

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$733.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363271

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363271	$25,000	13.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363271. Member loan 363271 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,667 / month
Current employer:	Texas Business Source, Inc	Debt-to-income ratio:	16.62%
Length of employment:	4 years 6 months	Location:	The Woodlands, TX

Home town:	Detroit
Current & past employers:	Texas Business Source, Inc, Baker & Botts
Education:	Houston Baptist University

This borrower member posted the following loan description, which has not been verified:

Hello, I am buying a small business and need a small amount of the purchase price. I'll be purchasing the business for $100,000 and I'll be putting $75,000 down of my own funds. The business has been operating at the same location for 23 years and it is making a profit. I have operated a few small businesses similar to this one. Thanks for taking the time.

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,663.00	Public Records On File:	0
Revolving Line Utilization:	47.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363281

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363281	$2,400	14.93%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363281. Member loan 363281 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,480 / month
Current employer:	United States Government	Debt-to-income ratio:	21.55%
Length of employment:	10 years	Location:	Orange Park, FL

Home town:	Key west
Current & past employers:	United States Government
Education:	University Of Tampa

This borrower member posted the following loan description, which has not been verified:

We came into these bills when i had to pay for this operation for my son. Some of the stuff needed for his recovery was covered but some of it was not covered by the insurance. I thankyou for any and all help i can receive.

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	42
Revolving Credit Balance:	$4,332.00	Public Records On File:	1
Revolving Line Utilization:	98.50%	Months Since Last Record:	55
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363291	$15,000	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363291. Member loan 363291 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Self Employed	Debt-to-income ratio:	0.26%
Length of employment:	1 year 7 months	Location:	San Diego, CA

Home town:	Baltimore
Current & past employers:	Self Employed
Education:	Randolph-Macon College

This borrower member posted the following loan description, which has not been verified:

I am purchasing a franchise in the IT (Information Technology) consulting sector. I have already committed $10k of my own money. I would like to finance the remaining $25k rather than sell brokerage assets (stocks, mutual funds, etc.) in a serverly depressed market. The cost of the interest over 3 years far outways the gain I will receive from keeping the assets in place to return to their 3 year average prices. I have been in IT consulting for 12 years. I have been working directly in the market for which I'm purchasing the franchise (providing IT support to a specific industry) for the past 5 years. The franchise will allow me to expand my client base with the full marketing abilities of a corporate backer.

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$495.00	Public Records On File:	0
Revolving Line Utilization:	4.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363297

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363297	$8,000	11.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363297. Member loan 363297 was requested on November 11, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	HSBC	Debt-to-income ratio:	11.74%
Length of employment:	3 years 3 months	Location:	Portland, OR

Home town:	Los Angeles
Current & past employers:	HSBC, Wal-Mart Stores
Education:	Butte Community College

This borrower member posted the following loan description, which has not been verified:

I'd like this loan to payoff all my wife's and my credit cards.

A credit bureau reported the following information about this borrower member on November 11, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,290.00	Public Records On File:	0
Revolving Line Utilization:	33.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 363328

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363328	$13,750	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363328. Member loan 363328 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,406 / month
Current employer:	va comp/ssd	Debt-to-income ratio:	24.43%
Length of employment:	8 years 6 months	Location:	potsdam, NY

Home town:	parishville
Current & past employers:	va comp/ssd, agway
Education:	SUNY College of Technology at Canton

This borrower member posted the following loan description, which has not been verified:

pay off credit cards with minimal interest

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,473.00	Public Records On File:	0
Revolving Line Utilization:	26.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363340

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363340	$16,000	10.20%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363340. Member loan 363340 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,083 / month
Current employer:	Arizona Charlies	Debt-to-income ratio:	6.06%
Length of employment:	10 years	Location:	las vegas, NV

Home town:
Current & past employers:	Arizona Charlies
Education:

This borrower member posted the following loan description, which has not been verified:

I want to take my wife on a wonderful vacation!

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,706.00	Public Records On File:	0
Revolving Line Utilization:	66.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 363351

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363351	$16,000	13.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363351. Member loan 363351 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Dynalog, Inc.	Debt-to-income ratio:	24.55%
Length of employment:	8 years 2 months	Location:	Royal Oak, MI

Home town:	Seattle
Current & past employers:	Dynalog, Inc., Healing Garden Journal
Education:	Michigan State University, Olivet College, Calvin College, University of Michigan - Flint

This borrower member posted the following loan description, which has not been verified:

I have several credit card balances, most are reasonable rates (9.9% or lower). However, one of my credit cards, with a balance of just under $16k, increased the rate to 21.55%! I would like to refinance this balance at a lower rate and pay the interest to an individual, rather than a bank. I am a working professional (education: MBA, title: Director) and homeowner with a perfect payment history on all of my debts. I have worked successfully in my current industry for over 15 years. Also, I have made many personal loans to individuals in my own community and wish to continue to do more as I am able.

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$146,579.00	Public Records On File:	0
Revolving Line Utilization:	85.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 363367

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363367	$8,000	13.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363367. Member loan 363367 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	WPP company	Debt-to-income ratio:	11.98%
Length of employment:	1 year 2 months	Location:	New York, NY

Home town:	Chicago
Current & past employers:	WPP company
Education:	University of Illinois at Urbana-Champaign

This borrower member posted the following loan description, which has not been verified:

Hello, I am planning to pay off a credit card balance of $7,450 with this loan. I have a full-time job with good job security, monthly income (after taxes/insurance) is $3,800. Monthly Expenses Rent is $2000 (Manhattan - what can you do?) Utilities/household expenses is $300 Additional credit card payments are $800 I am dedicated to paying this back early! Thanks for considering my loan -- appreciate your help.

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	29
Revolving Credit Balance:	$6,372.00	Public Records On File:	0
Revolving Line Utilization:	95.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363389

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363389	$3,700	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363389. Member loan 363389 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,333 / month
Current employer:	Self	Debt-to-income ratio:	22.97%
Length of employment:	4 years 8 months	Location:	Phoenix, AZ

Home town:	South Bend
Current & past employers:	Self
Education:	Regis University

This borrower member posted the following loan description, which has not been verified:

Hello: Thank you for considering my loan request. I work as a telecommunications consultant in international wholesale telecom. I work with companies to build international VoIP networks and "white" routes into various countries around the world. At present, I have a very large client (confidential) that has had me working on a network in India. I have purchased most of the equipment necessary, but have fallen short due to having to pay some "customs bribes" the last time I went to Delhi. In any case, I have arranged the travel for the final piece of this project and need additional capital to pay for one more softswitch, which I will dismantel and carry with me to India in my carry on luggage. These routes are very profitable whereas I earn on average $1200.00 per day while they are active. In most cases, these routes stay active for up to 12 months but at least 6. I can pay this and all of my unsecured debt off within 12 months upon the activation of this route. Thank you in advance for your consideration.

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47,039.00	Public Records On File:	0
Revolving Line Utilization:	89.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363401

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363401	$22,000	13.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363401. Member loan 363401 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Self	Debt-to-income ratio:	18.98%
Length of employment:	10 years 3 months	Location:	Goleta, CA

Home town:	Torrance
Current & past employers:	Self, TRW
Education:	CSU Long Beach

This borrower member posted the following loan description, which has not been verified:

I am requesting 25,000 to consolidate credit card debt and to purchase new computer equipment and software to enhance my business. This will allow me to lower my debt expense and invest back into my business on a monthly basis. I am in the advertising field and my business is growing at a good pace. I am currently creating an exhibit for a Major League Baseball team and this loan would enhance my ability to keep up in a technological manner would be very helpful to its future.

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	75
Revolving Credit Balance:	$22,909.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363405

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363405	$17,000	15.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363405. Member loan 363405 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	AT&T	Debt-to-income ratio:	12.50%
Length of employment:	8 months	Location:	Sunnyvale, CA

Home town:	Sunnyvale
Current & past employers:	AT&T
Education:	University of California-Santa Barbara (UCSB)

This borrower member posted the following loan description, which has not been verified:

I have three credit cards, all from paying off expenses during college. I am currently employed, and am making more than enough to pay off the credit cards with breathing room. I want to consolidate the debts into one regular, consistent payment. I am on special APR rates with my three cards, 8%, 5% and 0% but am concerned that when the promotional time runs out I'll be paying through the roof on interest rates. I am extremely responsible financially, and have always handled my finances well. I paid for the last two years of college mostly on my own though so the after effect of it is the debt I am left with now. I appeciate the help! Warm regards,

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,376.00	Public Records On File:	0
Revolving Line Utilization:	97.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363409

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363409	$25,000	14.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363409. Member loan 363409 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,917 / month
Current employer:	Husing Group of Companies, Inc.	Debt-to-income ratio:	13.97%
Length of employment:	5 years 4 months	Location:	Virginia Beach, VA

Home town:	Ellwood City
Current & past employers:	Husing Group of Companies, Inc., The Cobalt Group, Inc
Education:	Point Park University

This borrower member posted the following loan description, which has not been verified:

I'm a small business owner with a very good revenue stream. Over the years, I've had to use credit cards to fund different projects and business expansion and now the credit card debt is not decreasing due to the rates. If the rates were reaonable, I could easily pay them off, but we all know what the Cc companies do to people. Long story short, I need to get the credit cards paid off and need some up front capital to get it done. I have a good credit score, am responsible with finances, have a great pay back history but cannot get a conventional loan because I'm self employed. I need the help of personal investors and in return you will make some money too - so it's a win/win. Thank You so much for your help - Paul.

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	72
Revolving Credit Balance:	$33,225.00	Public Records On File:	0
Revolving Line Utilization:	80.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363414

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363414	$7,000	10.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363414. Member loan 363414 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	yates tile and marble	Debt-to-income ratio:	13.84%
Length of employment:	20 years	Location:	richmond, VA

Home town:	richmond
Current & past employers:	yates tile and marble
Education:	Rappahanock community college

This borrower member posted the following loan description, which has not been verified:

engagement ring

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,650.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363420

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363420	$25,000	10.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363420. Member loan 363420 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,749 / month
Current employer:	Vision Oil, Inc.	Debt-to-income ratio:	8.31%
Length of employment:	11 years 9 months	Location:	Salem, OR

Home town:
Current & past employers:	Vision Oil, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A brief description of our business: At Einstein?s Oilery we?re reinventing extraordinary service. This means bringing back the outstanding service our customers expect and deserve. We aim to revolutionize the automotive industry by providing an unparalleled customer experience and adhering to the highest standards of professionalism and integrity. We believe servicing your vehicle should be enjoyable rather than a chore and that you should always leave with the utmost confidence that the job was performed right. To that end we invite our customers to remain in their vehicles and watch our technicians at work on our in service TV monitors. If they prefer our patrons can also relax with a free cup of Starbucks and a newspaper or surf the web with free wireless Internet. Einstein?s Oilery is both socially and environmentally responsible, recycling all our used oil and other fluids. We?re also committed to investing in our neighborhoods and beyond through community outreach and service programs including youth sports activities, local schools, and poverty relief around the world. Einstein's owners are industry veterans possessing a cumulative 20+ years of experience in the automotive industry. To find out more about us please visit our website at www.einsteinsoilery.com We opened our first Einstein's location in November of 2007 and will reach 600k in sales in our first year of business. We attained profitability four months after opening our doors. We expect to increase sales at our first location by 20-30% in 2009. We are also planning to open our second location early in 2009. The purpose of this loan is to purchase equipment and point of sale computers for our new store which is currently under construction.

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,210.00	Public Records On File:	0
Revolving Line Utilization:	10.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363435

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363435	$25,000	15.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363435. Member loan 363435 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	kane auto parts inc.	Debt-to-income ratio:	13.73%
Length of employment:	25 years 3 months	Location:	kane, PA

Home town:	kane
Current & past employers:	kane auto parts inc., napa auto parts
Education:

This borrower member posted the following loan description, which has not been verified:

We are looking to acquire working cash to get caught up on credit card debt.

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,840.00	Public Records On File:	0
Revolving Line Utilization:	54.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 363470

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363470	$6,400	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363470. Member loan 363470 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	BMK Construction	Debt-to-income ratio:	2.79%
Length of employment:	2 years	Location:	Kailua-Kona, HI

Home town:	Honolulu
Current & past employers:	BMK Construction, Former business owner
Education:

This borrower member posted the following loan description, which has not been verified:

Due to emergency medical and moving expenses I had to dip into my down payment fund. I am recently divorced trying to start a new life on my own.

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	65
Revolving Credit Balance:	$8,258.00	Public Records On File:	1
Revolving Line Utilization:	75.80%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363485

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363485	$15,000	14.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363485. Member loan 363485 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,958 / month
Current employer:	Charles Financial Services, LLC	Debt-to-income ratio:	5.21%
Length of employment:	3 years 2 months	Location:	North Miami Beach, FL

Home town:	Miami
Current & past employers:	Charles Financial Services, LLC, Boca Raton Community Hospital
Education:	Florida Atlantic University

This borrower member posted the following loan description, which has not been verified:

I'm requesting a loan to help with the cost of my business supplies and expenses.

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	57
Revolving Credit Balance:	$10,326.00	Public Records On File:	0
Revolving Line Utilization:	67.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 363512

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363512	$4,500	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363512. Member loan 363512 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Novato Unified School District	Debt-to-income ratio:	8.66%
Length of employment:	10 years 6 months	Location:	Sonoma, CA

Home town:	Washington D.C.
Current & past employers:	Novato Unified School District
Education:	Sonoma State University

This borrower member posted the following loan description, which has not been verified:

This loan is to pay off a credit card that is charging an extremely high interest rate.

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,103.00	Public Records On File:	1
Revolving Line Utilization:	53.50%	Months Since Last Record:	115
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363517

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363517	$10,200	10.20%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363517. Member loan 363517 was requested on November 12, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	The Loop	Debt-to-income ratio:	14.37%
Length of employment:	1 month	Location:	Toluca Lake, CA

Home town:	West Des Moines
Current & past employers:	The Loop, McClatchy Company
Education:	Iowa State University

This borrower member posted the following loan description, which has not been verified:

I've been working diligently on my credit card debt for about a year and I need a little help. My hope is that I can get a loan at a better rate than I'm currently getting from my credit card. I don't spend on my cards at all right now, but health problems in the past and getting laid off earlier this year racked up some debt. I have a full-time job and am very good about my finances. I just need a jump-start.

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,869.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363578

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363578	$12,000	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363578. Member loan 363578 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Bexar County	Debt-to-income ratio:	17.82%
Length of employment:	22 years	Location:	San Antonio, TX

Home town:	Sligo
Current & past employers:	Bexar County
Education:	University of Texas-Austin

This borrower member posted the following loan description, which has not been verified:

This card charges me 25.9%. I've never been delinquent but they refuse to lower their rates. I want to be done with them!

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1980	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,631.00	Public Records On File:	0
Revolving Line Utilization:	54.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363588

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363588	$18,000	14.62%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363588. Member loan 363588 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	STATE OF NJ	Debt-to-income ratio:	10.35%
Length of employment:	16 years	Location:	FRANKLIN PARK, NJ

Home town:	DEOLALI
Current & past employers:	STATE OF NJ, DBM ASSOCIATES
Education:	MCC

This borrower member posted the following loan description, which has not been verified:

To consolidate credit cards

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,175.00	Public Records On File:	0
Revolving Line Utilization:	98.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 363590

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363590	$13,000	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363590. Member loan 363590 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	11.16%
Length of employment:	n/a	Location:	Orlando, FL

Home town:	Susquehanna
Current & past employers:
Education:	Palmer College of Chiropractic

This borrower member posted the following loan description, which has not been verified:

I am a newly licensed Doctor with a mountain of student loan debt as well as $13,000 in CC's that I accrued while a student. I would like to pay off the credit cards in one fell swoop and save myself a tremendous amount of interest. This would allow me to put more money per month on paying off the loan as well as increasing my student loan payments. Perhaps 28 years instead of 30 to pay them off?!?

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,941.00	Public Records On File:	0
Revolving Line Utilization:	96.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363596

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363596	$3,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363596. Member loan 363596 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	City of Anaheim	Debt-to-income ratio:	11.90%
Length of employment:	7 years 5 months	Location:	Anaheim, CA

Home town:	Seattle
Current & past employers:	City of Anaheim
Education:	Cal State Fullerton College

This borrower member posted the following loan description, which has not been verified:

I'm an electronics online wholesaler specializing in online auction sales through websites such as Ebay, U-bid, Alibaba, Trade.com and EC21.com. I have been selling online successfully since March 2001. I,m a Powerseller on Ebay with over 1,251 items sold. My Ebay user id is pnketia and you can verify my feedback on their site as well as look at some of the current items I have for sale. I specialize in buying used/salvaged/broken laptops and I refurbish them and custom paint them for sale. This is a very profitable business but now I am looking to expand and I was fortunate to get a supplier of used laptops that is willing to sell to me in bulk quantities. I need this loan in addition to 2k I am putting up to purchase a lot of 35 used Dell D600 laptops which when completely refurbished can return a potential profit of $7500 in 30 days.

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,263.00	Public Records On File:	0
Revolving Line Utilization:	48.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363597

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363597	$10,000	10.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363597. Member loan 363597 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Inner-Strength fitness	Debt-to-income ratio:	14.40%
Length of employment:	10 months	Location:	Hollister, CA

Home town:	San Jose
Current & past employers:	Inner-Strength fitness, Bath and Body works, 24 Hour fitness, Birkenstocks, Pacific West Christian Academy
Education:	California Baptist University, San Jose State University, Gavilan college

This borrower member posted the following loan description, which has not been verified:

I graduated college in 2005 with a total debt of $30,000. Three years later I am only down to $26,000 because i am paying four different personal loans through a month. I would like to be able to pay 2 of these loans off so the other 2 i can pay easier. I do not have a co-signer available, however I have perfect credit. In the past I have had a couple late payments, but they were not over 30 days overdue, more that I forgot what day they were due. I am now going through a divorce with a 2 year old daughter, so funds to pay these debts off are quite difficult 4 times a month because I also have added lawyer fees to my monthly budget. I live with family and do not pay rent. I own my car, all that I pay for that is maintenance. I do have a small retirement fund started, but have no money in stock, bonds or anything of that sort. I recently started my own business. I am a personal trainer, and have opened a private gym. I am unable to get a regular loan because I do not have tax records of my business. I opened in February of 2008, only a few months ago. So, basically, I am looking to be able to start over new with a once a month payment for my debt where no one else is able to help.

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 363601

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363601	$10,000	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363601. Member loan 363601 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Wyndham Jade	Debt-to-income ratio:	3.49%
Length of employment:	2 years	Location:	Lewisville, TX

Home town:	Kerrville
Current & past employers:	Wyndham Jade
Education:	Cisco Junior College

This borrower member posted the following loan description, which has not been verified:

Personal loan for debt consolidation

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	28
Revolving Credit Balance:	$5,551.00	Public Records On File:	1
Revolving Line Utilization:	14.90%	Months Since Last Record:	42
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363603

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363603	$10,350	13.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363603. Member loan 363603 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	ACS Services	Debt-to-income ratio:	11.39%
Length of employment:	58 years	Location:	GRAND RAPIDS, MI

Home town:	Palermo
Current & past employers:	ACS Services
Education:	Davenport University

This borrower member posted the following loan description, which has not been verified:

Due to the economy, I used my cards more than I would have liked. My work is solid once again and I would like to get out from under these cards.

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	25
Revolving Credit Balance:	$6,608.00	Public Records On File:	0
Revolving Line Utilization:	34.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 363609

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363609	$24,000	15.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363609. Member loan 363609 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Edison Mission Energy	Debt-to-income ratio:	17.14%
Length of employment:	1 year 3 months	Location:	Los Alamitos, CA

Home town:	La Palma
Current & past employers:	Edison Mission Energy, AMC Mortgage Services, Walt Disney Co., Pepsi Bottling Group
Education:	Vanguard University of Southern California

This borrower member posted the following loan description, which has not been verified:

Hello, I am looking to consolidate my personal debt into a fixed 3 year loan with a lower interest rate than I am currently getting from my credit card companys. I have a substantial amount of dept but have been able to make my monthly payments on time. I would love to be able to qualify for a home loan in the next three years and understand that I need to get rid of my personal dept in order to qualify for a home loan. This loan will help me to get out of debt and become financially secure. Thank you, Bethany Richardson

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1981	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,853.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363625

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363625	$25,000	11.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363625. Member loan 363625 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Los Angeles Federal Credit Union	Debt-to-income ratio:	6.60%
Length of employment:	5 years 6 months	Location:	Sunland, CA

Home town:	Glendale
Current & past employers:	Los Angeles Federal Credit Union
Education:

This borrower member posted the following loan description, which has not been verified:

I'm a Network Engineer in California and have recently finalized a divorce. The costs were extreme, but it is finally over. I'm looking to start a-new and would much rather pay normal people some interest rather than these big lending companies. I'm loyal to the companies I work for, having been with each of my last two primary employers for over 5 years, and make $60,000/yr. I haven't bounced a check or missed a loan payment in many many years and my average checking balance is $2,000.00. For over 10 years, I have also run a Technology Consulting business on the side, helping local members of the community and small businesses set up, repair, and maintain their computers. Thank you for your help!

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	53
Revolving Credit Balance:	$7,926.00	Public Records On File:	0
Revolving Line Utilization:	41.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 363631

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363631	$6,000	10.20%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363631. Member loan 363631 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,223 / month
Current employer:	Bandtel, LLC	Debt-to-income ratio:	3.56%
Length of employment:	2 years 3 months	Location:	Belmont, NH

Home town:	Concord
Current & past employers:	Bandtel, LLC, True North Networks
Education:	New Hampshire Technical Institute, Boston University

This borrower member posted the following loan description, which has not been verified:

Greetings all: Thanks for taking an interest. I am a silent partner is a friends mortgage broker biz (i do all of his IT) and it is no new news that the lending market is tight. My friend has been doing mortgages for years and he predicted this market many months ago and even prepared for it. Business is good in spite of the market and we expect it to get better shortly. With that said, the technology needs an upgrade to meet ever changing federal and state compliance laws and to prepare for addition of remote agents (trying to stay away from brick and mortar office). So the monies will be used for capital upgrades and some operating cost. I have done this with Prosper and paid back the loan months ahead of business plan projection but if not aware, Prosper is not accepting any new postings. Cheers all and I hope you can help us out and I do not what to go the credit card way John

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	80
Revolving Credit Balance:	$3,567.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 363634

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363634	$25,000	11.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363634. Member loan 363634 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	n/a	Debt-to-income ratio:	8.97%
Length of employment:	n/a	Location:	covington, GA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Need a loan for a start up buisness, help with funds for school and investment.

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	34
Revolving Credit Balance:	$7,917.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 363640

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363640	$5,500	9.38%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363640. Member loan 363640 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Heritage Mint, Ltd.	Debt-to-income ratio:	5.36%
Length of employment:	7 years 10 months	Location:	Phoenix, AZ

Home town:	Williston
Current & past employers:	Heritage Mint, Ltd., Collins College
Education:	Collins College

This borrower member posted the following loan description, which has not been verified:

Consolidate my personal loan and credit card with a lower interest rate.

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	34
Revolving Credit Balance:	$2,707.00	Public Records On File:	0
Revolving Line Utilization:	56.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363656

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363656	$24,250	13.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363656. Member loan 363656 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Boom Boom Beauty Bar	Debt-to-income ratio:	17.45%
Length of employment:	3 years 6 months	Location:	Ny, NY

Home town:	Astoria
Current & past employers:	Boom Boom Beauty Bar, Elite
Education:	Fashion Insitute of technology

This borrower member posted the following loan description, which has not been verified:

I am a small business owner looking to consolidate some debt to free up money for capital. I have good credit, my hand's are just tied right now because of the economy. I am hoping that I can get some assistance to get me through the holiday season. I believe that my business will survive and know that with that confidence I can make it happen. It's just been difficult cash flow wise and banks are really lean and mean. Please check out my web-site at www.boomboombeautybar.com.

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	44
Revolving Credit Balance:	$36,397.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 363673

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363673	$2,000	13.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363673. Member loan 363673 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Palumbos	Debt-to-income ratio:	22.72%
Length of employment:	4 years	Location:	Neptune, NJ

Home town:
Current & past employers:	Palumbos
Education:	Music Tech Minneapolis MN

This borrower member posted the following loan description, which has not been verified:

I am looking to take a certification course that will seriously benefit me in my job. This certification will secure me a promotion and significant pay raise.

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	71
Revolving Credit Balance:	$7,279.00	Public Records On File:	0
Revolving Line Utilization:	66.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 363677

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363677	$15,000	10.20%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363677. Member loan 363677 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,880 / month
Current employer:	Self	Debt-to-income ratio:	16.22%
Length of employment:	3 years 6 months	Location:	Titusville, FL

Home town:	Ferndale
Current & past employers:	Self
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate some of my debt in order to get my finances in a more managable state.

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,626.00	Public Records On File:	0
Revolving Line Utilization:	64.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363683

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363683	$2,500	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363683. Member loan 363683 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,792 / month
Current employer:	U.S. District Court	Debt-to-income ratio:	20.15%
Length of employment:	24 years 8 months	Location:	Spanish Fort, AL

Home town:	Pascagoula
Current & past employers:	U.S. District Court, U.S. District Court
Education:	University of South Alabama

This borrower member posted the following loan description, which has not been verified:

I am a single mother trying to help my daughter in college. Her loans will not come through until January so I am going to float her through this semester. I have been employed with the US District Court for 25 years and have never defaulted on any loan.

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	53
Revolving Credit Balance:	$51,489.00	Public Records On File:	0
Revolving Line Utilization:	77.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 363698

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363698	$7,000	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363698. Member loan 363698 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	EG Solutions	Debt-to-income ratio:	6.60%
Length of employment:	3 years	Location:	Acworth, GA

Home town:
Current & past employers:	EG Solutions
Education:	GA Tech

This borrower member posted the following loan description, which has not been verified:

Hi All, Thanks for looking, please refer to my debt to income ratio. I am getting married late next year and trying to quickly consolidate my debt to pay it off as quick as possible. Besides my cellphone bill and credit cards I have no other liability. I moved back in with my parents to save up money, I own my car outright, and just want to get rid of my college mistakes and make it right. I really appreciate any help you can give! Thanks!

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,652.00	Public Records On File:	0
Revolving Line Utilization:	88.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363699

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363699	$20,000	12.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363699. Member loan 363699 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	American Medical Association	Debt-to-income ratio:	10.92%
Length of employment:	7 years 7 months	Location:	Chicago, IL

Home town:	Gary
Current & past employers:	American Medical Association, KeyCorp, YMCA
Education:	Indiana University Kelley School of Business, Butler University, Weber State University

This borrower member posted the following loan description, which has not been verified:

I have a consolidation loan that is going to be paid off in less than six months and I would like to be able to take the remaining balance from that loan and combine it with the following a retail card, airline card, credit card, student loan, auto loan and use the balance to complete the remodeling of my kitchen. This loan would take my DRI from 23% to 19.5%

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,717.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 363701

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363701	$25,000	17.15%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363701. Member loan 363701 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,167 / month
Current employer:	ams realty	Debt-to-income ratio:	19.83%
Length of employment:	23 years 8 months	Location:	brooklyn, NY

Home town:
Current & past employers:	ams realty
Education:

This borrower member posted the following loan description, which has not been verified:

pay 6 credit card only 1 payment monthly

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	41
Revolving Credit Balance:	$52,639.00	Public Records On File:	0
Revolving Line Utilization:	79.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 363722

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363722	$8,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363722. Member loan 363722 was requested on November 13, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,333 / month
Current employer:	Nebraska Medical Center	Debt-to-income ratio:	0.97%
Length of employment:	5 years 4 months	Location:	Aynor, SC

Home town:	Omaha
Current & past employers:	Nebraska Medical Center, Burroughs and Chapin
Education:	Medical University of South Carolina

This borrower member posted the following loan description, which has not been verified:

I am retiring from my job as a registered nurse and moving back home to be with my grandchildren. However, my home sale did not leave me with enough money to cover the move half way across the country. I have good credit, and would appreciate your help getting back home! Thanks!

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	27
Revolving Credit Balance:	$453.00	Public Records On File:	0
Revolving Line Utilization:	3.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 362393

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362393	$18,000	9.38%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362393. Member loan 362393 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Pfizer, Inc.	Debt-to-income ratio:	8.93%
Length of employment:	7 years 6 months	Location:	Toronto, OH

Home town:	Steubenville
Current & past employers:	Pfizer, Inc.
Education:	Franciscan University of Steubenville, Mount Vernon Nazarene College

This borrower member posted the following loan description, which has not been verified:

Valley Weaponry LLC a tactical supply store located in Wintersville, Ohio is looking to increase its inventory. Currently, the business possesses $90,000.00 in firearms, ammunition, tactical equipment and cash. Business is increasing due to uncertainty surrounding the new presidential administration and its opinion regarding the 2nd amendment. The funds will be used to purchase new tactical protective vests that will be sold to local police departments. We anticipate selling the vests by the end of January 2009.

A credit bureau reported the following information about this borrower member on November 6, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$126,302.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 362762

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362762	$20,000	13.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362762. Member loan 362762 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	State Farm	Debt-to-income ratio:	12.80%
Length of employment:	6 years	Location:	FORT LAUDERDALE, FL

Home town:	Brooklyn
Current & past employers:	State Farm, Flexsol Packaging Corp
Education:	Nova Southeastern University

This borrower member posted the following loan description, which has not been verified:

The purpose of the loan to complete some minor home improvements and consolidate some credit card debit.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	46	Months Since Last Delinquency:	15
Revolving Credit Balance:	$3,359.00	Public Records On File:	0
Revolving Line Utilization:	12.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 362952

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362952	$6,000	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362952. Member loan 362952 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,704 / month
Current employer:	FedEx Office	Debt-to-income ratio:	3.08%
Length of employment:	8 years 11 months	Location:	MC KINNEY, TX

Home town:	Santa Clarita
Current & past employers:	FedEx Office, Alderac Entertainment Group, Six Flags Magic Mountain
Education:

This borrower member posted the following loan description, which has not been verified:

Money from this loan will go to two things: Car Repair : 1500.00 Credit card: 3500.00 The repair is on my car a Toyota Camry and is the first major repair it has needed. I have gotten 3 estimates for repalcing the rack and pinion and the lowest was for 1000.00USD the other 500.00 will go towards new tires (4) which are also needed. As for the Credit card, I have thankfully been very disiplined in paying them off. I have one remaining and I would like to convert the debt to a structured payment so there is no opprotunity for me to charge it back up. That's it in a nut shell, I'm not in desparate need for the loan, but it would accelerate plans I already have in place. Thank you for your consiteration.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	12	Months Since Last Delinquency:	4
Revolving Credit Balance:	$4,901.00	Public Records On File:	0
Revolving Line Utilization:	58.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363646

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363646	$16,000	15.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363646. Member loan 363646 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	AQA Inc. Aftermarket Quality Accessories	Debt-to-income ratio:	6.83%
Length of employment:	3 years 6 months	Location:	DAYTON, OH

Home town:
Current & past employers:	AQA Inc. Aftermarket Quality Accessories, Avis Rental Car Systems Inc., Factory Direct Outlet Inc.
Education:	Sinclair Community College

This borrower member posted the following loan description, which has not been verified:

Need nursing school money

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1980	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,044.00	Public Records On File:	0
Revolving Line Utilization:	30.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 363675

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363675	$10,000	12.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363675. Member loan 363675 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	RVM Incorporated	Debt-to-income ratio:	10.35%
Length of employment:	4 years	Location:	STATEN ISLAND, NY

Home town:	Lvov
Current & past employers:	RVM Incorporated
Education:	Staten Island CUNY

This borrower member posted the following loan description, which has not been verified:

Need to pay off high interest rate cards and help parents.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	26	Months Since Last Delinquency:	11
Revolving Credit Balance:	$7,198.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 363750

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363750	$20,000	13.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363750. Member loan 363750 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	PerformanceIT Inc. and Govo Internatioal	Debt-to-income ratio:	4.02%
Length of employment:	1 year 2 months	Location:	Powder Springs, GA

Home town:	Albany
Current & past employers:	PerformanceIT Inc. and Govo Internatioal, American Cancer Society
Education:	The College of Saint Rose, Russell Sage College

This borrower member posted the following loan description, which has not been verified:

I got a contract to develop Oracle databases and customize several applications for a non-for profit organization affiliated with UNDP. I need cash to arrange the purchase of additional hardware and pay local staff base in the vendor home country. $20,000 is a small money compare to the amount I am being paid for this work. I just spent about $50,000 buying plane tickets, licenses for the applications, etc. I am an IT professional (Oracle database engineer) with over 6ysr of experience. I NOT looking to spend this money foolishly or to pay mortgage. I need it to invest in my business venture. Payback is not a problem. My credit rating would have been perfect but I just purchase a home and another investment property. You might ask?what is the risk of me not paying my debt? Be assured that my line of work is different. Database engineer are in demand and my current contract is outside the country. Apart from my contract I work remotely (home) for an IT company base in Atlanta, GA and that is a sure income. Feel free to contract me with any question or concern. Actually, I took a loan here few months ago which I have paid in full ? https://www.lendingclub.com/browse/loanDetail.action?loan_id=270712&previous=accountSummary Just paid it off weeks ago so that should tell you I am not in financial difficulty.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,410.00	Public Records On File:	0
Revolving Line Utilization:	24.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 363758

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363758	$6,000	9.38%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363758. Member loan 363758 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,167 / month
Current employer:	Citigroup Inc.	Debt-to-income ratio:	14.72%
Length of employment:	3 years	Location:	Edison, NJ

Home town:
Current & past employers:	Citigroup Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Would like to lower my monthly payment for the car loan . I have abt 6500 outstanding on this loan will add 1500 and payoff the existing loan , that will save me abt 80 dollars per month.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$73,534.00	Public Records On File:	0
Revolving Line Utilization:	31.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 363763

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363763	$1,200	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363763. Member loan 363763 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	1st Financial Bank	Debt-to-income ratio:	6.59%
Length of employment:	1 year	Location:	Kansas City, MO

Home town:	North Kansas City
Current & past employers:	1st Financial Bank, The Private Bank, FBD Consulting, GOLD/M&I Bank
Education:	University of Kansas Main Campus

This borrower member posted the following loan description, which has not been verified:

i need this loan to pay off a few credit card debts to have a lil extra cash for Christmas Gifts. Please help. Its that time of year again

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	67
Revolving Credit Balance:	$1,262.00	Public Records On File:	0
Revolving Line Utilization:	42.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363765	$1,500	11.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363765. Member loan 363765 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	WSFA TV	Debt-to-income ratio:	5.43%
Length of employment:	4 months	Location:	Montgomery, AL

Home town:	Jacksonville
Current & past employers:	WSFA TV, WXIA TV
Education:	Mississippi State University

This borrower member posted the following loan description, which has not been verified:

I've been saving feverishly in order to propose to the greatest girlfriend in the world. I have it all planned out; I'm taking her to the mountains of North Carolina in a few weeks, where I plan on proposing. But, I've run across one problem: I'm a little short on money! I have a great job and make a good salary - but, I plan on proposing in early December, so there's not enough time to make up the deficit between what I've saved and the cost of the ring. That deficit will be around $1500. You have my word; I will repay this loan, and I will repay it in short order. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	22
Revolving Credit Balance:	$1,434.00	Public Records On File:	0
Revolving Line Utilization:	13.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363773

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363773	$25,000	14.30%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363773. Member loan 363773 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	LeapLab, Inc.	Debt-to-income ratio:	19.98%
Length of employment:	1 year	Location:	Chandler, AZ

Home town:	Eugene
Current & past employers:	LeapLab, Inc., Internet Broadcasting Systems, High Voltage Interactive
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

I am a very responsible individual with no late payments on my credit (to my knowledge). Having made some bad spending decisions in my 20s, I am now seeking to pay off these credit card loans so I may start fresh and realize my goal to own my own home. Please consider me, I can provide references from lenders and family members who have helped me out in the past with loans as well. Thank you for your consideration, Candise Miller mediamoxy@gmail.com

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,721.00	Public Records On File:	0
Revolving Line Utilization:	89.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 363779

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363779	$3,000	12.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363779. Member loan 363779 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	ibm corporation	Debt-to-income ratio:	8.66%
Length of employment:	8 years	Location:	jersey city, NJ

Home town:
Current & past employers:	ibm corporation
Education:

This borrower member posted the following loan description, which has not been verified:

moving to alanta ga goten a job position there and needed help with finances to find an apartment and moving expenses

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,617.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 363803

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363803	$15,000	11.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363803. Member loan 363803 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	verizon	Debt-to-income ratio:	1.84%
Length of employment:	24 years	Location:	BAYPORT, NY

Home town:	Brooklyn
Current & past employers:	verizon, contemporary computer services incorparated
Education:	suffolk community college

This borrower member posted the following loan description, which has not been verified:

Consolidation of debt for a smaller monthly payment

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	29
Revolving Credit Balance:	$5,104.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363809	$20,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363809. Member loan 363809 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Deutsche Bank	Debt-to-income ratio:	2.82%
Length of employment:	11 years 1 month	Location:	Elmont, NY

Home town:	Kerala
Current & past employers:	Deutsche Bank, Bank of New York Mellon Corp.
Education:	CUNY Bernard M Baruch College

This borrower member posted the following loan description, which has not been verified:

I did home improvement by borrowing money $17,000.00 from my sister thinking that I will be able to refinance and pay her off. The sky fell and now is not the time to borrow from banks. I have an 'excellent credit rating' and like to get a loan to pay her off. Balance I will use to pay off credit card balance.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	9
Revolving Credit Balance:	$13,417.00	Public Records On File:	0
Revolving Line Utilization:	31.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363815

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363815	$12,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363815. Member loan 363815 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Citation Shares	Debt-to-income ratio:	6.54%
Length of employment:	3 years 6 months	Location:	Ft. Lauderdale, FL

Home town:	Kernersville
Current & past employers:	Citation Shares, LJ Aviation
Education:	Virginia Wesleyan College, Community College of Beaver County

This borrower member posted the following loan description, which has not been verified:

To pay for wedding expenses

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,491.00	Public Records On File:	0
Revolving Line Utilization:	55.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 363818

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363818	$1,500	13.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363818. Member loan 363818 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,750 / month
Current employer:	pro weld	Debt-to-income ratio:	2.00%
Length of employment:	4 years	Location:	AVOCA, MI

Home town:	PORT HURON
Current & past employers:	pro weld, PLASTECH
Education:	NA

This borrower member posted the following loan description, which has not been verified:

looking to purchase new items for house

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,712.00	Public Records On File:	0
Revolving Line Utilization:	43.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 363824

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363824	$13,750	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363824. Member loan 363824 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,750 / month
Current employer:	Brocatos	Debt-to-income ratio:	20.80%
Length of employment:	4 years 6 months	Location:	Baltimore, MD

Home town:	Grand Haven
Current & past employers:	Brocatos, Studio 206, Regis Salons
Education:	Booker Institute

This borrower member posted the following loan description, which has not been verified:

I am trying to consolidate my high interest credit cards. I have 9 credit cards between my husband and I and pay about $800 in monthly payments. We currently have no problem making payments but obviously consolidating them would make life WAY easier and we could start saving money instead of blowing it all on finance charges.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	22
Revolving Credit Balance:	$10,460.00	Public Records On File:	0
Revolving Line Utilization:	75.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363835	$14,100	12.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363835. Member loan 363835 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Maiz Holding Company	Debt-to-income ratio:	14.22%
Length of employment:	6 months	Location:	Novato, CA

Home town:	Pearl River
Current & past employers:	Maiz Holding Company, Vine Solutions Inc
Education:	Vilanova University, California Culinary Academy

This borrower member posted the following loan description, which has not been verified:

My only unsecured debt (non-student loans)developed by financing my engagement ring and upcoming wedding. One (1) credit card with a ~5600 balance at 13.5% APR, a revolving line of credit with ~12,000 at 21% APR, and a private, unsecured loan (for the ring) at 11.49% APR carries the rest of the debt. The revolving line of credit is the item I particularly need to refinance most. If the opportunity arises, however, to consolidate all debt it would be most beneficial. All expenses and obligations regarding the wedding are now paid in full, I am only looking to refinance my existing debt with a singular payment and lower interest rate. The loan listed below is for the credit line, as other options had interest rates higher then what I am currently paying. A loan was not taken initially because the bride's father had agreed to cover the cost, and signed all items with vendors. Financial hardship occured, and the vendors were not being paid/refused service. I took on the debt and paid for it via the rotating line of credit and other debt instruments as they were available at the time.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	5
Revolving Credit Balance:	$6,375.00	Public Records On File:	0
Revolving Line Utilization:	14.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363852

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363852	$16,000	13.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363852. Member loan 363852 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,732 / month
Current employer:	Henderson State University	Debt-to-income ratio:	22.78%
Length of employment:	24 years 11 months	Location:	Arkadelphia, AR

Home town:	Gurdon
Current & past employers:	Henderson State University, United States Air Force
Education:	Henderson State University, Community College of the Air Force (CCAF), Mississippi Gulf Coast Community College

This borrower member posted the following loan description, which has not been verified:

I would like to borrow enough money to pay off my higher interest credit cards and cancel the accounts.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,270.00	Public Records On File:	1
Revolving Line Utilization:	97.30%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363853

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363853	$24,000	15.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363853. Member loan 363853 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	1.28%
Length of employment:	n/a	Location:	San Bruno, CA

Home town:
Current & past employers:	Tunnell Rehab Center
Education:	Petaluma College PTA

This borrower member posted the following loan description, which has not been verified:

Need to remodel my kitchen and bathroom.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,980.00	Public Records On File:	0
Revolving Line Utilization:	55.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363855

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363855	$5,000	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363855. Member loan 363855 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	Belk/Self Employed	Debt-to-income ratio:	12.83%
Length of employment:	3 years	Location:	Suwanee, GA

Home town:	West Palm Beach
Current & past employers:	Belk/Self Employed, Thessaly Nobility
Education:	University of Georgia, University of Florida

This borrower member posted the following loan description, which has not been verified:

Hello, I am reapplying now with Lending Club's help. There seems to have been an issue with faxing in documents and the system denied the ending loan without verifying my pay stubs. I had my husband's income listed last time which they told me wasn't allowed ($5000 monthly). Now is just my part time income at Belk and my self employed income online while being a Homemaker and a Mother. My son is a full time student and unpaid intern (shadowing a surgeon). During this crucial time in his premed education (3rd year), he has had issues getting everything covered student grant and loan wise. This loan will go towards his tuition, books and transportation. Previous lenders, please help out again! Thank You!

A credit bureau reported the following information about this borrower member on October 31, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1984	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363865

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363865	$15,000	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363865. Member loan 363865 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,267 / month
Current employer:	Fossil	Debt-to-income ratio:	7.19%
Length of employment:	9 months	Location:	San Jose, CA

Home town:	San Jose
Current & past employers:	Fossil, Gap Inc., Sports Authority, Century Theaters
Education:	West Valley College

This borrower member posted the following loan description, which has not been verified:

I currently have about $16,000 in credit card debt and am looking to consolidate it into one payment of $500 a month. I currently pay about $750 a month. The reason I am looking for a loan to consolidate my debt is because I joined a credit counciling service about a year ago and ever since then, my credit score has gone way down. I joined the credit counciling service because the interest rates on my credit cards were really high and I was paying a lot of interest and very little on principal. I have never missed a payment or made a late payment before or after joining the credit counciling service. I know it will take a little longer to pay off my debt by getting a personal loan, but at least my credit score will not be so low. A friend at my bank that I currently bank with said my score is as low as someone that has been passed to collections agencies even though my credit report shows nothing but good things. I am just looking for an opportunity to show that I am responsible with credit and raise my credit score. All someone has to do is look at my credit report without looking at the score and they would know that I have a very good history of making payments and a very low risk of defaulting on the loan.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,091.00	Public Records On File:	0
Revolving Line Utilization:	57.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363871

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363871	$24,000	16.20%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363871. Member loan 363871 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Cash Out Brokerage Inc	Debt-to-income ratio:	0.00%
Length of employment:	5 months	Location:	Orlando, FL

Home town:	Paterson
Current & past employers:	Cash Out Brokerage Inc, Global Internet Services
Education:	Rutgers University at Camden

This borrower member posted the following loan description, which has not been verified:

This loan is for consolidation of recently accrued debt from newlywed expenses and for furthering my education on real estate investing. I have just under $8,000 of newly acquired debt, all from credit cards. The tuition cost is $16,000 - institutions want a co-signor for student loans. If packaged correctly, I can manage payments at $800 comfortably. The loan will likely be paid off in under a 2 years anyway with my wife and I contributing after our expenses. Reason for institution denial: Not at current residence long enough - come on, I just got married and moved in together with my wife. And, income is stated because I am self-employed.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	53
Revolving Credit Balance:	$7,316.00	Public Records On File:	0
Revolving Line Utilization:	77.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 363873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363873	$5,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363873. Member loan 363873 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	Philips Medical Systems	Debt-to-income ratio:	19.07%
Length of employment:	3 years 10 months	Location:	Lewistown, PA

Home town:	Lewistown
Current & past employers:	Philips Medical Systems, Beverly Healthcare William Penn
Education:	Pennsylvania College of Technology, Mifflin-Juniata Career and Technology Center, Professional Career Development Institute

This borrower member posted the following loan description, which has not been verified:

I am requesting a personal loan to eliminate credit card debt. I am moving into an apartment of my own and would like my credit/charge card bills to be eliminated and would feel a huge sigh of relief to have one bill to pay.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	5
Revolving Credit Balance:	$4,067.00	Public Records On File:	0
Revolving Line Utilization:	16.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 363886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363886	$5,000	10.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363886. Member loan 363886 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	NYC 2 Way International LTD	Debt-to-income ratio:	15.45%
Length of employment:	10 years 2 months	Location:	staten island, NY

Home town:	Rostov
Current & past employers:	NYC 2 Way International LTD
Education:

This borrower member posted the following loan description, which has not been verified:

Working for NYC Limo service, need money to make down payment for Hybrid Toyota. Unfortunately because of small availability of vehicles dealerships requesting big downpayment.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47,061.00	Public Records On File:	0
Revolving Line Utilization:	49.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 363919

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363919	$9,600	9.38%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363919. Member loan 363919 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	A H Spann & Assoc-Eastland Columbus, Inc	Debt-to-income ratio:	14.54%
Length of employment:	5 months	Location:	Frankfort, OH

Home town:	Chillicothe
Current & past employers:	A H Spann & Assoc-Eastland Columbus, Inc, Dr. Mark Conner DDS, Dr William Britton DDS
Education:	Ohio University-Chillicothe Campus, Ohio School of Dentistry

This borrower member posted the following loan description, which has not been verified:

I want to pay all of the proceeds of this loan toward credit cards. Why should I pay interest to the bank when there are individual investors that can make some money. Win, win in my book.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,865.00	Public Records On File:	0
Revolving Line Utilization:	34.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 34 dated November 15, 2008